                                                               File Nos. 2-86837
                                                                        811-3859


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                      [ X ]


                         Pre-Effective Amendment No.             [   ]


                     Post-Effective Amendment No. 27             [ X ]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                [ X ]


                                Amendment No. 20

                        (Check appropriate box or boxes)

                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title and Amount
of Securities                                                 Amount of
Being Registered                                              Registration Fee
----------------                                              --------



Flexible Payment    Pursuant to Rule 24f-2, the                  $
Deferred Annuity    Registrant has filed an election
Contracts                     to register an indefinite
                              number of securities
                              under the Securities Act of 1933

It is proposed that this filing will become effective:

              -- immediately upon filing pursuant to paragraph (b) of Rule 485

               X  on January 29, 1998 pursuant to paragraph (b) of Rule 485
              --

              -- 60 days after filing pursuant to paragraph (a) of Rule 485 --
                 on [date] pursuant to paragraph (a) of Rule 485

The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended November 30, 1997 on or about February 27, 1998.

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS


Item Number in Form N-4                                              Caption
-----------------------                                              -------
1.             Cover Page.............................               Cover Page

2.             Definitions............................               Definitions

3.             Synopsis...............................               Summary of the Contracts

4.             Condensed Financial Information........               Condensed Financial
                                                                     Information; Financial
                                                                     Information

5.             General Description of Registrant,
               Depositor and Portfolio Companies......               Separate Account;
                                                                     Insurance Company;
                                                                     Anchor Pathway Fund

6.             Deductions.............................               Charges and Deductions

7.             General Description of
               Variable Annuity Contracts.............               Contract; Exercise of
                                                                     Rights Under the
                                                                     Contract

8.             Annuity Period.........................               Fixed and Variable
                                                                     Annuity Provisions;
                                                                     Additional Variable
                                                                     Annuity Provisions

9.             Death Benefit..........................               Death Benefit

10.            Purchases and Contract Value...........               Contract; Variable
                                                                     Account Accumulation
                                                                     Provisions; Distribution
                                                                     of Contracts

11.            Redemptions............................               Exercise of Rights Under
                                                                     the Contract

12.            Taxes..................................               Federal Income Tax Status

13.            Legal Proceedings......................               Other Information

14.            Table of Contents of Statement
               of Additional Information..............               Statement of Additional
                                                                     Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


               Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.



Item Number in Form N-4                                             Caption
-----------------------                                             -------
15.            Cover Page.............................              Cover Page

16.            Table of Contents......................              Table of Contents

17.            General Information and History........              Not Applicable

18.            Services...............................              Not Applicable

19.            Purchase of Securities Being Offered...              Contract (P)

20.            Underwriters...........................              Distribution of Contracts

21.            Calculation of Performance Data........              Performance Data

22.            Annuity Payments.......................              Fixed and Variable
                                                                    Annuity Provisions (P);
                                                                    Additional Variable
                                                                    Annuity Provisions (P);
                                                                    Variable Account
                                                                    Accumulation Provisions

23.            Financial Statements...................              Financial Statements



                                     PART C

               Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              AMERICAN PATHWAY II

       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY
                           VARIABLE SEPARATE ACCOUNT

     The contract described in this Prospectus is an Individual Deferred Variable Benefit and Fixed Benefit Annuity Contract ("Contract") designed to provide annuity benefits to individual purchasers in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Revenue Code, as amended ("Code"). The Contract described herein, however, may also be used to provide annuity benefits to individual purchasers in connection with retirement plans that do qualify under the Code. This Prospectus describes only the variable portion of the Contract. Purchase payments under the Contract may be allocated to the underlying investments of the Variable Separate Account ("Separate Account"). The Separate Account will be invested in shares of the Anchor Pathway Fund, a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). Anchor Pathway Fund consists of seven series each of which has its own investment objective and policies.

     Anchor National Life Insurance Company discontinued new sales of the Contract as of the close of business on August 31, 1993. The Company will continue to accept subsequent payments on existing contracts and to issue the Contract to new participants in existing qualified retirement plans using the Contract as a funding vehicle.


     This Prospectus and the Prospectus for Anchor Pathway Fund set forth concisely the information a prospective investor ought to know before investing. Additional information about the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 29, 1998, incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by telephoning (800) 445-7862. The Table of Contents of the Statement of Additional Information appears on page 24 of this Prospectus.



     In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, materials incorporated by reference and other information filed electronically with the Securities and Exchange Commission.


                            ------------------------

              THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A
                CURRENT PROSPECTUS OF ANCHOR PATHWAY FUND. BOTH
                   PROSPECTUSES SHOULD BE READ CAREFULLY AND
                         RETAINED FOR FUTURE REFERENCE.

                            ------------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                         PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ------------------------


                THE DATE OF THIS PROSPECTUS IS JANUARY 29, 1998.

                               TABLE OF CONTENTS


TOPIC                                             PAGE
                                                  ----
DEFINITIONS.....................................    2
SUMMARY OF THE CONTRACTS........................    3
CONDENSED FINANCIAL INFORMATION.................    8
FINANCIAL INFORMATION...........................    9
INSURANCE COMPANY...............................    9
SEPARATE ACCOUNT................................    9
CHARGES AND DEDUCTIONS..........................   10
ANCHOR PATHWAY FUND.............................   12
CONTRACT........................................   13
VARIABLE ACCOUNT ACCUMULATION
  PROVISIONS....................................   13
DEATH BENEFIT...................................   14
EXERCISE OF RIGHTS UNDER THE
  CONTRACT......................................   14
FIXED AND VARIABLE ANNUITY
  PROVISIONS....................................   18
ANNUITY OPTIONS AVAILABLE ON A FIXED
  OR VARIABLE BASIS.............................   18
ANNUITY OPTIONS AVAILABLE ON A FIXED
  BASIS ONLY....................................   19
ADDITIONAL VARIABLE ANNUITY
  PROVISIONS....................................   19
MISCELLANEOUS PROVISIONS........................   20
FEDERAL INCOME TAX STATUS.......................   20
DISTRIBUTION OF CONTRACTS.......................   23
VOTING RIGHTS...................................   23
OTHER INFORMATION...............................   23
STATEMENT OF ADDITIONAL
  INFORMATION -- Table of Contents..............   24
APPENDIX -- The General Account.................  A-1


                                  DEFINITIONS

     Accumulation Unit: A measuring unit used to determine the value of a Contract Owner's interest in a Variable Account of the Separate Account prior to the Annuity Date.

     Annuitant: The person on whose continuation of life annuity payments under a Contract are based.

     Annuity: A series of income payments made to the Contract Owner or Contract Owner's designee for a defined period of time.

     Annuity Date:  The date on which annuity payments are to start.

     Annuity Unit: A measuring unit used to compute the annuity payments from a Variable Account of the Separate Account.

     Beneficiary(ies): The person(s) designated to receive any benefits under a Contract upon the death of the Annuitant.

     Company:  Anchor National Life Insurance Company, an Arizona corporation.

     Contract: The Individual Deferred Variable Benefit and Fixed Benefit Annuity Contract issued by the Company. Only the variable portion of the Contract is described in this Prospectus.

     Contract Owner: The person entitled to exercise all rights under a Contract.

     Contract Value: The sum of the Contract Owner's interest in the Variable Accounts of the Separate Account and the Contract Owner's interest in the General Account. The Contract Owner's interest in the Separate Account is the sum of the Accumulation Unit values. The Contract Owner's interest in the General Account is the accumulated value of the amounts allocated to the General Account, plus the interest credited thereon as guaranteed in the Contract, less any prior withdrawals and/or amounts applied to annuity options and transaction charges.

     Contract Year: A year starting from the date a Contract is issued in one calendar year and ending in the succeeding calendar year.

     Due Proof of Death: (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

     Fixed Annuity: An Annuity providing guaranteed level payments. These payments are not based upon the investment experience of the Separate Account.

     General Account: All assets of the Company other than those in the Separate Account or in any other segregated asset account of the Company.

     Net Contract Value: The Contract Value less any applicable charges and deductions.

     Net Investment Factor: An index used to measure the investment experience of a Variable Account from one Valuation Period to the next.

     Purchase Payments: The money paid for a Contract.

     Separate Account: Variable Separate Account, formerly known as American Pathway II -- Separate Account of Anchor National Life Insurance Company, a segregated asset account established by the Company to receive and invest amounts allocated to provide variable and fixed benefits under the Contract.

     Valuation Period: The interval from one valuation date on which the Separate Account's Accumulation and Annuity Units are valued to the following valuation date on which these Units are valued.

     Variable Account: A division of the Separate Account. The Separate Account consists of seven Variable Accounts. Each Variable Account is invested in a specified series of Anchor Pathway Fund ("Fund").

     Variable Annuity: A series of periodic payments that vary in amount according to the investment experience of the Variable Accounts.

                            SUMMARY OF THE CONTRACTS

     QUALIFIED AND NON-QUALIFIED CONTRACTS -- The Contract is intended to be issued primarily for retirement plans that do not qualify for special tax treatment ("Non-Qualified Contracts") and for individuals seeking to accumulate funds for retirement whether or not the individuals are otherwise participating in qualified or non-qualified retirement plans. The Contract may also be issued to plans qualifying for special tax treatment ("Qualified Contracts"), such as individual retirement annuities ("IRAs"), section 403(b) tax-sheltered annuities, section 457 deferred compensation plans, money purchase pension plans and profit-sharing plans. This Prospectus is intended to serve as a disclosure document for the variable portion of the Contract only.

     PURCHASE PAYMENTS -- The full amount of each Purchase Payment, undiminished by an initial sales charge, is credited to the Separate Account, the General Account or allocated between them, according to the Contract Owner's designation. A contingent deferred sales charge, however, may be imposed in the event of an early withdrawal (redemption) of Contract Value. See "Charges and Deductions".

     The Contract permits Purchase Payments to be made on a flexible basis at any time prior to annuitization subject to the following restrictions. The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $500 for Non-Qualified Contracts and $250 for Qualified Contracts. Subsequent Purchase Payments into either a Non-Qualified or Qualified Contract are subject to a $25 minimum if they are paid through the Automatic Payment Authorization Program, provided the Contract Owner's financial institution is a member of the National Data Corporation clearinghouse network. An enrollment form for this program is available from the Company. Subsequent Purchase Payments for all policies issued on or before March 31, 1991, will continue to be subject to an annual minimum of $300 with a minimum payment amount of $25, the minimum requirements in effect at the time such policies were issued. See "Purchase Payments".


     In general, the Company will not issue a Non-Qualified Contract to anyone who is age 80 or older or a Qualified Contract to anyone who is age 70 1/2 or older unless the Contract Owner can show that the minimum distributions required by the Internal Revenue Service ("IRS") are being made.


     VARIABLE ACCOUNTS -- The Separate Account is divided into seven Variable Accounts, each of which is invested in shares of a designated series of the Fund. One or more Variable Accounts may be selected by Contract Owners and the selections may be changed subject to certain conditions described herein. The Contract Value and the amount of the periodic Variable Annuity payments reflect the investment experience of the particular Variable Account selected, subject to the deduction of certain fees and charges. See "Separate Account" and "Charges and Deductions".

     ANCHOR PATHWAY FUND -- The Fund consists of seven series: the Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series, the High-Yield Bond Series, the U.S. Government/ AAA-Rated Securities Series and the Cash Management Series. See "Anchor Pathway Fund".

     CHARGES AND DEDUCTIONS -- A contingent deferred sales charge is deducted in the event of early withdrawals of the Contract Value, with certain exceptions. The charge will be 5% of any amounts withdrawn that are attributable to Purchase Payments made within five years prior to the date of withdrawal, determined on a first-in, first-out basis. No charge will be made for the part of the first withdrawal in a Contract Year that does not exceed 10% of the sum of Purchase Payments made more than one year prior to the date of withdrawal. In addition, no charge will apply to scheduled withdrawals made under the Systematic Withdrawal Program. However, during the time a Contract Owner is participating in the Systematic Withdrawal Program, the charge will apply to all nonscheduled withdrawals, including the first in any Contract Year.

     The cumulative sum of contingent deferred sales charges against amounts attributable to Purchase Payments made within five years prior to the date of withdrawal will never be more than 5% of the sum of all Purchase Payments made during the same period. See "Contingent Deferred Sales Charge".

     A Contract administration charge of $30 is deducted from the Contract Value on each Contract anniversary that occurs on or prior to the Annuity Date. The Contract administration charge is also deducted, without proration, if a full withdrawal is made before the next Contract anniversary. See "Contract Administration Charge".

     Premium taxes payable to a state or other governmental entity are deducted from the Contract Value at the time of surrender, upon death of the Annuitant or when annuity payments begin. Premium taxes currently range from 0% to 3.5%. See "Premium Taxes".


     The Company deducts a daily mortality risk premium at an annual rate of 0.80% of the total net assets of the Separate Account. See "Mortality Risk Charge". The Company deducts a daily expense risk charge at an annual rate of 0.35% of the total net assets of the Separate Account. See "Expense Risk Charge". In addition, the Company deducts a daily distribution expense risk charge at an annual rate of 0.15% of the total net assets of the Separate Account. See "Distribution Expense Risk Charge". If the enhanced death benefit is selected, the Company will deduct an enhanced death benefit charge at an annual rate of .10% of the total net assets of the Separate Account.


     A charge of $25 per transaction ($10 in Texas and Pennsylvania) is assessed against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract Year. See "Certain Transfers Charge".

     An investment advisory fee and a management fee are charged on a monthly basis, and accrued daily, for each series of the Fund. See the Anchor Pathway Fund Prospectus for a discussion of the deductions and expenses paid out of the assets of the Fund.

CONTRACT OWNER TRANSACTION EXPENSES:
    As a percentage of Purchase Payments during first 5 Contract Years.....5.00%

ANNUAL CONTRACT ADMINISTRATION CHARGE1:...................................$30.00

TRANSFER FEE..............................................................$25.00
    (applies solely to transfers in excess of fifteen in a Contract Year, $10 in Pennsylvania and Texas)

SEPARATE ACCOUNT ANNUAL FEES AND CHARGES, as a percentage of total net assets:


Mortality Risk Charge................................................................................0.80%
     Expense Risk Charge.............................................................................0.35%
     Distribution Expense Charge.....................................................................0.15%
                                                                                                     -----
     Total Separate Account Annual Fees and Charges (excluding Optional Enhanced Death Benefit
     Charge).........................................................................................1.30%

     Optional Enhanced Death Benefit Charge..........................................................0.10%
                                                                                                     -----
     Total Separate Account Annual Fees and Charges (including Optional Enhanced Death Benefit
      Charge)........................................................................................1.40%
                                                                                                     ======



ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND2, as a percentage of average net assets for the November 30, 1997 fiscal year:



                                                                                                          U.S.
                                                           GROWTH-       ASSET                         GOVERNMENT/        CASH
                              GROWTH     INTERNATIONAL     INCOME      ALLOCATION      HIGH-YIELD       AAA RATED      MANAGEMENT
                              SERIES        SERIES         SERIES        SERIES       BOND SERIES        SERIES          SERIES
                              ------     -------------     -------     ----------     ------------     -----------     ----------
Investment Advisory Fee.....  0.30%          0.60%          0.30%         0.31%           0.31%           0.32%           0.32%
Business Management Fee.....  0.20%          0.24%          0.20%         0.21%           0.21%           0.21%           0.22%
Other Expenses:
  Custodian and trustee
    fees....................  0.03%          0.17%          0.03%         0.04%           0.05%           0.05%           0.04%
  Auditing and legal fees...  0.00%          0.01%          0.00%         0.02%           0.02%           0.03%           0.03%
  Other expenses............  0.01%          0.02%          0.01%         0.01%           0.02%           0.02%           0.02%
TOTAL FUND OPERATING
  EXPENSES..................  0.54%          1.04%          0.54%         0.59%           0.61%           0.63%           0.63%


------------

1 The administrative charge is deducted from the Contract Value on each Contract anniversary prior to the Annuity Date, or in full upon surrender of the Contract. The administrative charge is not deducted after the Annuity Date.
2 The operating expenses of Anchor Pathway Fund, the underlying investment of the Separate Account, are paid by the Fund and accordingly, are borne indirectly by Contract Owners.

Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the Contract Owner's state of residence, and not all states impose premium taxes.


EXAMPLES(1), for a Contract on which you have not elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:


     (a) surrender the Contract at the end of the stated time period;


     (b) the Contract is not surrendered or annuitized.



                        SERIES                             1 YEAR              3 YEARS              5 YEARS              10 YEARS
-------------------------------------------------------    -------             --------             --------             --------
Growth.................................................    (a) $69             (a) $110             (a) $153             (a) $224
                                                           (b) $19             (b) $ 60             (b) $103             (b) $224
International..........................................    (a) $74             (a) $125             (a) $179             (a) $275
                                                           (b) $24             (b) $ 75             (b) $129             (b) $275
Growth-Income..........................................    (a) $69             (a) $110             (a) $153             (a) $224
                                                           (b) $19             (b) $ 60             (b) $103             (b) $224
Asset Allocation.......................................    (a) $70             (a) $112             (a) $156             (a) $229
                                                           (b) $20             (b) $ 62             (b) $106             (b) $229
High-Yield Bond........................................    (a) $70             (a) $112             (a) $157             (a) $231
                                                           (b) $20             (b) $ 62             (b) $107             (b) $231
U.S. Government/AAA Rated..............................    (a) $70             (a) $113             (a) $158             (a) $233
                                                           (b) $20             (b) $ 63             (b) $108             (b) $233
Cash Management........................................    (a) $70             (a) $113             (a) $158             (a) $233
                                                           (b) $20             (b) $ 63             (b) $108             (b) $233

EXAMPLES(1), for a Contract on which you have elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment assuming 5% annual return on assets and:


     (a) surrender the Contract at the end of the stated time period;


     (b) the Contract is not surrendered or annuitized.



                        SERIES                             1 YEAR              3 YEARS              5 YEARS              10 YEARS
-------------------------------------------------------    -------             --------             --------             --------
Growth.................................................    (a) $70             (a) $113             (a) $159             (a) $234
                                                           (b) $20             (b) $ 63             (b) $109             (b) $234
International..........................................    (a) $75             (a) $128             (a) $184             (a) $285
                                                           (b) $25             (b) $ 78             (b) $134             (b) $285
Growth-Income..........................................    (a) $70             (a) $113             (a) $159             (a) $234
                                                           (b) $20             (b) $ 63             (b) $109             (b) $234
Asset Allocation.......................................    (a) $71             (a) $115             (a) $161             (a) $239
                                                           (b) $21             (b) $ 65             (b) $111             (b) $239
High-Yield Bond........................................    (a) $71             (a) $115             (a) $162             (a) $242
                                                           (b) $21             (b) $ 65             (b) $112             (b) $242
U.S. Government/AAA Rated..............................    (a) $71             (a) $116             (a) $163             (a) $244
                                                           (b) $21             (b) $ 66             (b) $113             (b) $244
Cash Management........................................    (a) $71             (a) $116             (a) $163             (a) $244
                                                           (b) $21             (b) $ 66             (b) $113             (b) $244


------------

(1) The EXAMPLE, a projection, should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


            THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN


           UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR


            DIRECTLY AND INDIRECTLY. SEE "CHARGES AND DEDUCTIONS" AND


                     THE PROSPECTUS FOR ANCHOR PATHWAY FUND.

     TEN DAY REVIEW -- Within 10 days (or longer period if required by state law) of receipt of the Contract by a purchaser, it may be returned to the Company for cancellation. Except as otherwise required by law, the Company will refund the Contract Value for the Valuation Period in which the Contract is received. The Contract Owner bears the investment risk during the ten day review period, except that for IRAs, the Purchase Payments or Contract Value, whichever is greater, will be returned.



     ANNUITY PAYMENTS -- Monthly annuity payments will start on the Annuity Date. The Contract Owner selects the Annuity Date and an annuity payment option. These selections may be changed prior to the Annuity Date. See "Change of Annuity Date or Annuity Option". The amount of Variable Annuity payments vary with the investment experience of the series in which the Contract Value is invested.


     If the Net Contract Value at the Annuity Date is less than $5,000, the Company reserves the right to pay the Net Contract Value in a lump sum. If any annuity payment would be less than $50, the Company reserves the right to change the frequency of payments to such intervals as will result in payments of at least $50, or to pay the Contract Value in a lump sum. See "Minimum Annuity Payments".


     DEATH BENEFIT -- Under the standard death benefit, if the Annuitant dies prior to the Annuity Date, the Company will pay to the Beneficiary the greater of (a) the sum of all Purchase Payments net of withdrawals, or (b) the current Contract Value. Following the fifth Contract anniversary, the Company will pay the Beneficiary the greater of (a) above, (b) above or (c) the Contract Value on the Contract anniversary preceding the death of the Annuitant less withdrawals and/or partial annuitizations since such anniversary. The Company also offers an optional enhanced guaranteed minimum death benefit (the "enhanced death benefit") which is an alternative to the standard death benefit described above. See "Death Benefit -- Before the Annuity Date" for more information on both death benefit options.


     WITHDRAWALS -- Prior to the Annuity Date, the Contract Owner may withdraw all or part of the Contract Value. No withdrawals are permitted after annuity payments commence. The amount withdrawn must be at least $500 ($250 for withdrawals made under the Systematic Withdrawal Program) and, if the Contract is to continue in force, the remaining Contract Value must be at least $500. See "Exercise of Rights Under the Contract -- Withdrawals". A contingent deferred sales charge and a Contract administration charge may be imposed. See "Contingent Deferred Sales Charge" and "Contract Administration Charge". In addition, with the exception of section 403(b) Contracts, the earnings withdrawn are taxable as ordinary income and may be subject to a 10% federal tax penalty if withdrawn before age 59 1/2. Values may not be withdrawn from section 403(b) Contracts except under certain circumstances. See "Federal Income Tax Status".

     TRANSFERS TO AND FROM SEPARATE ACCOUNT -- Contract Owners may transfer all or part of Contract Value between the Separate Account and the General Account, subject to certain conditions. See "Transfers".

     TRANSFERS AMONG VARIABLE ACCOUNTS -- Contract Owners may, subject to certain conditions, transfer all or part of Contract Value from one Variable Account to one or more of the remaining Variable Accounts. See "Transfers".

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
       ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
         IN CONNECTION WITH THE OFFER DESCRIBED HEREIN AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON
       AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN
           OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER
                           WOULD BE UNLAWFUL THEREIN.

                        CONDENSED FINANCIAL INFORMATION


                                                                                                                  YEAR ENDED
VARIABLE ACCOUNTS    YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR          11/30/97
   OF SEPARATE      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    --------------------
     ACCOUNT       11/30/88  11/30/89  11/30/90  11/30/91  11/30/92  11/30/93  11/30/94  11/30/95  11/30/96      *          **
------------------ --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------  --------
Growth
    Beg. AUV......  $14.72    $17.70    $25.99    $23.47    $29.37    $35.17    $41.05    $41.86    $57.00   $    64.16   $83.15
    End AUV.......  $17.70    $25.99    $23.47    $29.37    $35.17    $41.05    $41.86    $57.00    $64.16   $    78.39   $78.38
    End # AUs
      (000).......   5,299     7,318    11,434    15,619    18,313    17,915    17,020    15,740    12,673   10,204,566   14,836
International(1)
    Beg. AUV......      --        --    $10.00    $ 9.61    $10.01    $ 9.91    $12.48    $13.32    $14.62   $    17.31   $21.44
    End AUV.......      --        --    $ 9.61    $10.01    $ 9.91    $12.48    $13.32    $14.62    $17.31   $    19.34   $19.34
    End # AUs
      (000).......      --        --     1,426     5,058     8,666    15,403    19,494    15,613    14,410   11,562,592    8,450
Growth-Income
    Beg. AUV......  $16.12    $19.50    $25.58    $23.35    $27.93    $31.99    $35.47    $35.70    $47.04   $    56.59   $70.36
    End AUV.......  $19.50    $25.58    $23.35    $27.93    $31.99    $35.47    $35.70    $47.04    $56.59   $    69.61   $69.61
    End # AUs
      (000).......  10,819    14,235    18,151    20,935    24,304    24,321    21,452    18,752    16,244   13,632,089   19,603
Asset
  Allocation(2)
    Beg. AUV......      --    $10.00    $10.91    $10.61    $12.41    $13.96    $15.25    $14.93    $19.31   $    22.74   $26.52
    End AUV.......      --    $10.91    $10.61    $12.41    $13.96    $15.25    $14.93    $19.31    $22.74   $    26.46   $26.45
    End # AUs
      (000).......      --     2,138     5,189     6,306     9,611    10,926     9,558     7,954     6,731    5,869,579    6,278
High-Yield Bond
    Beg. AUV......  $16.03    $18.40    $19.78    $19.55    $24.93    $28.06    $32.25    $30.34    $35.62   $    40.11   $44.53
    End AUV.......  $18.40    $19.78    $19.55    $24.93    $28.06    $32.25    $30.34    $35.62    $40.11   $    44.64   $44.64
    End # AUs
      (000).......   4,258     4,338     4,051     4,723     5,272     5,907     4,200     4,115     3,274    2,656,533    1,362
U.S. Government/
  AAA-Rated
  Securities
    Beg. AUV......  $11.17    $12.13    $13.39    $14.16    $15.89    $17.23    $19.15    $18.12    $20.73   $    21.58   $22.27
    End AUV.......  $12.13    $13.39    $14.16    $15.89    $17.23    $19.15    $18.12    $20.73    $21.58   $    22.61   $22.60
    End # AUs
      (000).......   3,676     6,415     9,061    12,105    13,392    11,935     8,242     6,505     5,045    3,606,704    3,251
Cash Management
    Beg. AUV......  $12.39    $13.10    $14.08    $15.01    $15.69    $15.99    $16.20    $16.56    $17.24   $    17.86      ***
    End AUV.......  $13.10    $14.08    $15.01    $15.69    $15.99    $16.20    $16.56    $17.24    $17.86   $    18.51      ***
    End # AUs
      (000).......   4,891     5,637    10,920    12,618    12,728    11,875    11,258     5,852     4,993    3,738,705        0


------------

AUV -- Accumulation Unit Value
AU -- Accumulation Units
(1) First offered May 9, 1990.
(2) First offered March 31, 1989.

  * Applies to Contracts Without Optional Enhanced Death Benefit feature.


 ** Applies to Contracts With Optional Enhanced Death Benefit feature. Inception dates for the Variable Accounts are 10/15/97, 10/16/97, 10/16/97, 10/17/97,
    11/12/97 and 10/16/97, respectively.


*** As of November 30, 1997, there were no funds in this Variable Account.



     PERFORMANCE DATA -- From time to time the Cash Management Account may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a Contract funded by an investment in the Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.


     In addition, the Variable Accounts may advertise "total return" data. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     For a more complete description of Contract charges, see "Charges and Deductions". For a more detailed description of the performance data computations, please refer to the Statement of Additional Information.

                             FINANCIAL INFORMATION

     Financial statements of the Separate Account may be found in the Statement of Additional Information. Financial statements of the Company are also contained in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained without charge by sending a written request to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

                               INSURANCE COMPANY

     The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. The Company is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.


     The Company and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company,
CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and four broker-dealers, specialize in retirement savings and investment products and services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer and trust administration services.


     The Company may from time to time publish in advertisements, sales literature and reports to Contract Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps. A.M. Best and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are the general corporate obligations of the Company.

     The Company is admitted to conduct life insurance business in the District of Columbia and in all states except New York. It markets the Contract in all jurisdictions in which it is admitted to conduct life insurance business.

                                SEPARATE ACCOUNT

     The Separate Account was initially established by the Company on June 25, 1981, pursuant to the provisions of California law, as a segregated investment account of the Company. In connection with the redomestication of the Company, the Separate Account was assumed intact by the Company. The Separate Account is divided into seven Variable Accounts, each of which is invested in shares of a designated series of the Fund. The Separate Account and each Variable Account therein is administered as part of the general business of the Company, but the income, gains and losses, whether or not realized, from assets allocated to each Variable Account are credited to or charged against that Variable Account in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Variable Account or arising out of any other business the Company may conduct. The assets within each Variable Account are not chargeable with liabilities arising out of the business conducted by any other Variable Account, nor will the Separate Account be chargeable with liabilities arising out of any other business the Company may conduct.

     All obligations arising under a Contract, including the guarantee to make annuity payments, are general corporate obligations of the Company, and all of the Company's assets are available to meet its expenses and obligations under the

Contract. While the Company is obligated to make the variable benefit annuity payments under a Contract, the amount of these payments is not guaranteed. The Contract Value allocated to the Separate Account and the amount of the Variable Annuity payments vary with the investment experience of the Variable Account(s) and are subject to certain fees and charges. See "Charges and Deductions".

     The Company has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. Such registration does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Securities and Exchange Commission.

                             CHARGES AND DEDUCTIONS

     CONTINGENT DEFERRED SALES CHARGE -- No initial sales charge is deducted from Purchase Payments. A contingent deferred sales charge, however, may be imposed in the event of withdrawal (redemption) of the Contract Value. The contingent deferred sales charge is intended to recover the Company's expenses relating to the sale of the Contract, including commissions, preparation of sales literature and other sales activities.

     The contingent deferred sales charge is 5% of the amount withdrawn attributable to Purchase Payments made within five years prior to the date of withdrawal, determined on a first-in, first-out basis. The charge is assessed against the amount requested, but is deducted from the remaining Contract Value after the Contract Owner is paid the requested amount. If the Contract Owner is not participating in the Systematic Withdrawal Program, no charge is made for the part of the first withdrawal in a Contract Year that does not exceed 10% of the sum of Purchase Payments made more than one year prior to the date of withdrawal. If the Contract Owner is participating in the Systematic Withdrawal Program, the charge will be assessed against all withdrawals other than those made under that Program.

     In no event will the cumulative sum of contingent deferred sales charges against amounts attributable to Purchase Payments made within five years prior to the day of withdrawal be more than 5% of the sum of all Purchase Payments made during the same period.

     The 10% free withdrawal right discussed above will result in a monetary benefit to the Contract Owner only where the amount withdrawn is less than 110% of applicable Purchase Payments.

     The contingent deferred sales charge is eliminated when Contracts are issued to officers, directors or bona fide full-time employees of the Company, the investment adviser to the Fund or the principal underwriter of the Contract. Contracts so purchased are purchased for investment purposes and may not be resold.

     In addition, the contingent deferred sales charge may be waived by the Company on withdrawals from the Separate Account where the amount withdrawn is used to purchase another annuity contract issued by the Company. Additional information regarding the elimination or waiver of the contingent deferred sales charge may be obtained by contacting the Company.


     CONTRACT ADMINISTRATION CHARGE -- The Company has primary responsibility for administration of the Contract. Administrative services include issuing Contracts and maintaining Contract Owner records, including accounting, valuation and reporting services. The Company deducts a Contract administration charge of $30 per Contract Year. The Company does not anticipate realizing a gain from this charge. The Company, in its sole discretion, reserves the right to reduce the administration charge for Qualified Contracts where certain economies in administration costs are realized. The charge is deducted from the Contract Value on each Contract anniversary that occurs on or prior to the Annuity Date. The charge is also deducted upon full withdrawal of the Contract Value, without proration, if the withdrawal is made other than on a Contract anniversary. Even though administrative expenses may increase, the amount of this charge will not increase.


     PREMIUM TAXES -- Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time Purchase Payments are made; others assess premium taxes at the time of surrender or when annuity payments begin. The Company currently intends to advance any premium taxes due at the time Purchase Payments are made and then deduct premium taxes from a Contract Owner's Contract Value at the time of surrender, upon death of the Annuitant or when annuity payments begin. The Company, however, reserves the right to deduct premium taxes when incurred. Premium taxes currently range from 0% to 3.5%.

     CERTAIN TRANSFERS CHARGE -- Up to fifteen transactions transferring amounts from the General Account or one or more Variable Accounts of the Separate Account, to one or more of the Variable Accounts or to the General Account may be made each Contract Year without charge. A charge of $25 per transaction ($10 in Texas and Pennsylvania) is assessed against any transaction in excess of the fifteen permitted without charge in any Contract Year. The charge will be deducted from the account or accounts from which the transfer was made. If the entire Contract Value in an account is transferred then the charge will be deducted from the transferred Contract Value.


     MORTALITY RISK CHARGE -- Annuity payments are not affected by the mortality experience (death rate) of persons receiving annuity payments or of the general population. For assuming this mortality risk and the risk inherent in the death benefit (see "Death Benefit -- Before the Annuity Date"), the Company deducts a mortality risk premium from the Separate Account daily. The premium is computed and deducted from each Variable Account at an annual rate of 0.80% of the total net assets of the Variable Account for the standard death benefit. However, if the Contract Owner elects the optional enhanced guaranteed minimum death benefit, the mortality risk premium is computed and deducted from each Variable Account at an annual rate of 0.90% of the total net assets in the Variable Account. If the mortality risk premium is insufficient to cover the actual costs of the mortality risk, the Company will bear the loss. However, if the amount proves more than sufficient, the excess will be a gain that the Company may use in its discretion to pay distribution and other expenses. The rate imposed for the mortality risk premium may not be increased.


     EXPENSE RISK CHARGE -- The Company guarantees that the Contract administration charge will not increase, regardless of actual expenses incurred by the Company. For assuming this expense risk, the Company deducts an expense risk charge from the Separate Account. The charge is computed and deducted daily from each Variable Account, at an annual rate of 0.35% of the total net assets of the Variable Account. If the expense risk charge is insufficient to cover the actual cost of the expense risk, the Company will bear the loss. However, if the charge is more than sufficient, the excess will be a gain that the Company may use in its discretion to pay distribution and other expenses. The rate imposed for the expense risk charge may not be increased.

     DISTRIBUTION EXPENSE CHARGE -- The Company guarantees that the contingent deferred sales charge stated in the Contract will not be increased. For assuming this distribution expense risk, the Company deducts a distribution expense charge daily from each Variable Account at an annual rate of 0.15% of the total net assets of the Variable Account. If the distribution expense charge and the contingent deferred sales charge are insufficient to cover the actual cost of distribution, the Company will bear the loss. However, if the charges are more than sufficient, the excess will be a gain that the Company may use in its discretion. The rate imposed for the distribution expense charge may not be increased.

                              ANCHOR PATHWAY FUND

     Anchor Pathway Fund was organized as a Massachusetts business trust on March 23, 1987, and is registered as a diversified, open-end management investment company under the 1940 Act. Such registration does not involve supervision by the Securities and Exchange Commission of the investments or investment policies of the Fund. The Fund consists of seven series: the Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series, the High-Yield Bond Series, the U.S. Government/AAA-Rated Securities Series and the Cash Management Series. The Board of Trustees of the Fund may establish additional series at any time. Series' assets are segregated and a shareholder's interest is limited to the series in which he or she owns shares.


     Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by SunAmerica Asset Management Corp., an indirectly wholly owned subsidiary of the Company.


     The seven series have, and are subject to, certain investment policies and restrictions that may not be changed without a majority vote of the shareholders in that series. The rights of Contract Owners to instruct the Company on the voting of the Fund shares are described under "Voting Rights".

     The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics.

     The INTERNATIONAL SERIES seeks long-term growth of capital by investing in securities of issuers domiciled outside the United States.

     The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in securities which demonstrate the potential for appreciation and/or dividends.

     The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

     The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

     The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

     The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

     The Fund offers its shares solely to the Separate Account. Fund shares are used solely as the underlying investment medium for the Contracts offered in this Prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by the Company. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.

      DETAILED INFORMATION ABOUT THE FUND IS CONTAINED IN THE ACCOMPANYING
          CURRENT PROSPECTUS OF THE FUND. AN INVESTOR SHOULD CAREFULLY
             REVIEW THE FUND'S PROSPECTUS BEFORE ALLOCATING AMOUNTS
                         TO BE INVESTED IN ITS SERIES.

                                    CONTRACT

     CONTRACT DESCRIPTION -- This Prospectus describes only the variable portion and not the fixed portion of the Contract. See the Appendix for a description of the fixed portion of the Contract.

     PURCHASE PAYMENTS -- The minimum initial Purchase Payment the Company will accept is $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum subsequent Purchase Payment the Company will accept is $500 for Non-Qualified Contracts and $250 for Qualified Contracts. Subsequent Purchase Payments into either a Non-Qualified or Qualified Contract are subject to a $25 minimum if they are paid through the Automatic Payment Authorization Program, provided the Contract Owner's financial institution is a member of the National Data Corporation clearinghouse network. An enrollment form for this program is available from the Company. Subsequent Purchase Payments for all policies issued on or before March 31, 1991, will continue to be subject to an annual minimum of $300 with a minimum payment amount of $25, the minimum requirements in effect at the time such policies were issued.


     At the time the initial Purchase Payment is made, Contract Owners should instruct the Company how to allocate the Purchase Payment among the General Account and the seven Variable Accounts. If no allocation is indicated, the entire amount of the initial Purchase Payment will be allocated to the Cash Management Series pending instruction from the Contract Owner. Subsequent Purchase Payments may be made at any time prior to the Annuity Date and will be allocated in accordance with the Contract Owner's instructions. If no allocation instructions are provided, the Payment will be deposited in accordance with the most recent allocation instructions received by the Company. The Contract will not be in default if subsequent Purchase Payments are not made. No Purchase Payments will be accepted after the Annuity Date.



     The Company reserves the right to reject any application or Purchase Payments not in compliance with the terms of the Contract or applicable state law provisions. In general, the Company will not issue a Non-Qualified Contract to anyone who is age 80 or older or a Qualified Contract to anyone who is age
70 1/2 or older unless the Contract Owner can show that the minimum distributions required by the IRS are being made. In the event that an application fails to provide all necessary information, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial Purchase Payment in a suspense account, without interest, for a period of up to five business days pending receipt of the information by the Company. If the necessary information is not received within five business days, the Company will return the initial Purchase Payment to the prospective Contract Owner unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial Purchase Payment until the application is made complete.


                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS

     ACCUMULATION UNITS -- The number of Accumulation Units purchased for a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to each Variable Account by the Accumulation Unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to each Variable Account by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the payment by the Company. The Accumulation Unit value of each Variable Account varies in accordance with the investment experience of that Variable Account and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

     VALUE OF AN ACCUMULATION UNIT -- The value of an Accumulation Unit of a particular Variable Account may increase or decrease from one Valuation Period to the next. The value is determined by multiplying the value of an Accumulation Unit for the last prior Valuation Period by the Net Investment Factor for that Variable Account for the current Valuation Period. The value of an Accumulation Unit is independently computed for each Variable Account using the Net Investment Factor applicable to that Variable Account. The Contract Owner bears the investment risk that the aggregate value of the amounts allocated to the Separate Account may at any time be less than, equal to, or more than the amounts invested in the Separate Account. Accumulation Unit value calculations are made at the close of general trading on the New York Stock Exchange, currently 4 p.m., New York time.

     NET INVESTMENT FACTOR -- The Net Investment Factor is an index used to measure the investment performance of a Variable Account from one Valuation Period to the next. For each Variable Account, the Net Investment Factor for a Valuation Period may be greater or less than 1.0, depending upon the investment performance of the particular series in whose shares the Variable Account is invested.

                                 DEATH BENEFIT


     BEFORE THE ANNUITY DATE -- If the Annuitant dies prior to the Annuity Date, the Company will pay to the Beneficiary, upon receipt by the Company of Due Proof of Death of the Annuitant, a death benefit. As an additional selection, the Company also offers an optional enhanced guaranteed minimum death benefit (the "enhanced death benefit") which is an alternative to the standard death benefit described below. The enhanced death benefit is not yet available in all states. Payment will be in a lump sum unless the Beneficiary elects an annuity option or elects to apply the amount payable under the Contract to the purchase of a new Contract on the death benefit election form.



     STANDARD DEATH BENEFIT -- The standard death benefit is the greater of (a) the sum of all Purchase Payments, adjusted for withdrawals; or (b) the Contract Value for the Valuation Period in which such proof is received at the Company. After the fifth Contract anniversary, the Company will pay to the beneficiary the greater of (a) above, (b) above or, (c) the Contract Value on the Contract anniversary preceding the death of the Annuitant less withdrawals since such anniversary.



     ENHANCED DEATH BENEFIT -- The enhanced death benefit is the greater of (a) the Contract Value as of the day on which the Company receives Due Proof of Death; or (b) the maximum Contract anniversary value between the date the enhanced death benefit takes effect and the Annuitant's 75th birthday. A Contract anniversary value is equal to the Contract Value on a Contract anniversary, increased by any Purchase Payments and reduced by any withdrawals and partial annuitizations since that anniversary, as of the day on which the Company receives Due Proof of Death of the Annuitant. If the enhanced death benefit is elected prior to May 31, 1998, the Company will pay the greater of (a) the Contract Value as of the day on which the Company receives Due Proof of Death; or (b) the maximum Contract anniversary value between the date one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.



          Contract Owners may elect the enhanced death benefit by completing the Optional Enhanced Guaranteed Minimum Death Benefit Election Form provided by the Company. If the enhanced death benefit is elected prior to May 31, 1998, it will take effect on the date of election. If the enhanced death benefit is elected on or after May 31, 1998, it will take effect on the Contract anniversary following election, or on the Contract anniversary date if election occurs on a Contract anniversary. The Company will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on the Contract anniversary following election of the enhanced death benefit.



          Contract Owners may cancel the enhanced death benefit at any time by sending a written request to the Company. If canceled, the enhanced death benefit will terminate on the next Contract anniversary and the standard death benefit, as described above, will be reinstated. If the enhanced death benefit is canceled on a Contract anniversary, the cancellation will take effect on that date. The Company will also cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. Once canceled, the enhanced death benefit cannot be reinstated.



          There is a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If the enhanced death benefit is elected prior to May 31, 1998, the daily charge for the enhanced death benefit will be waived until the Contract anniversary following election. This charge is equal to the annual rate of 0.10% of the daily net asset value of the Separate Account. See "Separate Account Annual Fees and Charges" and "Examples" for more information on the fees and expenses for a Contract with the enhanced death benefit.


     AFTER THE ANNUITY DATE -- If the Annuitant dies after the Annuity Date, the amount payable, if any, is specified in the annuity option selected. See "Fixed and Variable Annuity Provisions".

     The death benefit is calculated upon receipt by the Company of Due Proof of Death.

                     EXERCISE OF RIGHTS UNDER THE CONTRACT

     BENEFICIARY -- The Beneficiary is named in the application. Unless the Beneficiary has been irrevocably designated, the Beneficiary may be changed while the Annuitant is living if a written request of the Contract Owner is received by the Company. The estate or heirs of any Beneficiary who dies before the Annuitant have no rights under the Contract. If no

Beneficiary survives the Annuitant, payment is made to the Contract Owner, the contingent owner (if any), or to the Contract Owner's estate.

     OWNERSHIP -- The Contract Owner is the person entitled to exercise all rights under the Contract. The Annuitant is the Contract Owner unless otherwise designated in the application or by endorsement. If permitted by the retirement plan under which a Contract is purchased, a contingent owner may be designated by a Contract Owner other than the Annuitant. The interest of any contingent owner who dies before the Contract Owner will end at the death of such contingent owner. If ownership passes to the contingent owner and the contingent owner is the surviving spouse of the Contract Owner, the new Contract Owner will have all the rights and privileges of the previous Contract Owner. If the contingent owner is not the surviving spouse, the contingent owner must elect to continue the Contract and receive the entire Contract Value within five years of the Contract Owner's death, unless an Annuity for the life or a period not exceeding the life expectancy of the contingent owner is elected and commenced within one year of the Contract Owner's death. Ownership of the Contract may be transferred to a new Contract Owner. Such a transfer of ownership cancels any designation of a contingent owner, but does not affect a Beneficiary designation. The Contract Owner should consult a competent tax adviser prior to making any such designations or transfers.

     ASSIGNMENT -- Unless the Contract is issued in connection with a Qualified Plan, a Contract Owner may assign the Contract at any time prior to the earlier of the Annuity Date or the date of death of the Annuitant. The right to change the Beneficiary under the Contract may be assigned after the Annuity Date, if prior to the date of death of the Annuitant. Amounts payable under a Contract may not be assigned or encumbered and, to the extent permitted by law, are not subject to levy, attachment or any other judicial process for the payment of the payee's debts or obligations, except that the right to change the Beneficiary may be assigned prior to the date of death of the Annuitant. Moreover, in the event that the Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), it may not be assigned, pledged or transferred except as permitted by law. A collateral assignment does not change Contract ownership. Because an assignment may be a taxable event, the Contract Owner should consult a competent tax adviser prior to making any such designations, transfers or assignments.

     No assignment of any interest under the Contract is binding upon the Company until a written assignment is filed with the Company, and the Company assumes no obligation with respect to the effect or validity of any such assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.


     TRANSFERS -- Transfers, subject to the restrictions listed below, may be made before or after the Annuity Date by sending a written request to the Company or by telephone authorization. Telephone transfers are automatically accepted unless the Company is otherwise instructed by the Contract Owner. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording all telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Contract Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfer or withdrawal instructions are properly authorized, the Company may be held liable for such losses. Telephone calls authorizing transfers must be completed before closing of the New York Stock Exchange in order to effect the transfer the day of receipt. All other transfers will be processed on the next business day. The Company reserves the right to modify, suspend or terminate the telephone transfer service at any time. Transfers are effected at the first valuation date after receipt of written instructions.


     MINIMUM AMOUNTS, ALL TRANSFERS -- The amount transferred must be at least $500. No transfer is permitted if such transfer would result in the transferor account having a balance of less than $500, unless the entire amount is transferred. For transfers made after the Annuity Date, also see "Additional Variable Annuity Provisions -- Transfers".

     TIME LIMITATIONS, ALL TRANSFERS; CHARGES -- Transfers may not be made during the first 30 days after the date of issue of the Contract, and transactions effecting transfer may not be made more often than fifteen times in any Contract year without charge. A charge of $25 per transaction is assessed ($10 in Texas and Pennsylvania) against any transaction effecting transfer in excess of the fifteen permitted without charge in any Contract year. Transfers made under the Dollar Cost Averaging Program, described below, are counted against this limitation in the same manner as other transfers.

     TRANSFER WITHIN THE SEPARATE ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value or Annuity Unit value from one Variable Account of the Separate Account to one or more of the remaining Variable Accounts.

     TRANSFER TO SEPARATE ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value from the General Account to the Separate Account subject to the following additional limitations: (a) no more than 25% of the total amount allocated to the General Account may be transferred to the Separate Account in any one Contract Year, and (b) any such transfer may be made not later than 90 days before the Annuity Date. These limitations also apply to transfers made from the General Account under the Automatic Dollar Cost Averaging Program, below.

     TRANSFER TO GENERAL ACCOUNT -- The Contract Owner may transfer all or part of the Contract Value from the Separate Account to the General Account. To the extent that monies are transferred to the General Account, they are not affected by the investment performance of the Fund.

     AUTOMATIC DOLLAR COST AVERAGING PROGRAM -- Contract Owners who wish to purchase units of the Variable Accounts over a period of time may be able to do so through the Dollar Cost Averaging ("DCA") Program. Under the DCA Program, a Contract Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from either the Cash Management Account or the General Account to one or more of the Variable Accounts (other than the Cash Management Account) at the unit values determined on the dates of the transfers. The intervals between transfers may be monthly, quarterly, semi-annually or annually, at the option of the Contract Owner. The theory of Dollar Cost Averaging is that greater numbers of units are purchased at times when the unit prices are relatively low than are purchased when the prices are higher. This has the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Contract Owner of a greater profit, or any profit, from his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.


     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the Cash Management Account or the General Account to one of the Variable Accounts (other than the Cash Management Account). Although the various options under the DCA Program will allow transfers to be made either from the Cash Management Account or the General Account, a Contract Owner must elect to have the transfers made exclusively from one of these two sources.


     A Contract Owner may not simultaneously participate in both the DCA Program and the Systematic Withdrawal Program described below. Participation in the DCA Program will be effective one month after the Company has received and approved the application to participate in the DCA Program, which application must be in writing. A Contract Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under the DCA Program. The Company reserves the right to modify, suspend or terminate the DCA Program at any time.

     WITHDRAWALS -- A Contract Owner may effect a withdrawal by submitting a written request to the Company or by completing a Systematic Withdrawal Program enrollment form. The request must be signed by the Contract Owner. The signature should be in exactly the same form as the name reflected on the Contract Owner's account. The request should include the name of the General Account and/or the Variable Accounts involved, and the Contract Owner's account number. The request must also be accompanied by the Contract or a Lost Contract Affidavit (which may be obtained by calling the Company) where a complete withdrawal is requested.

     The Contract Owner may make a partial or complete withdrawal (redemption) of the Net Contract Value. A request for withdrawal must be received prior to the earlier of the Annuity Date or the death of the Annuitant. Upon request for a complete withdrawal, the Contract Owner will receive his or her Net Contract Value as of the date that the written request for the withdrawal is received by the Company. If the withdrawal is partial, the amount withdrawn must be at least $500 ($250 for withdrawals made pursuant to the Systematic Withdrawal Program described below). Moreover, no partial withdrawal may be effected if it would cause the remaining Contract Value to be less than $500. Unless otherwise directed by the Contract Owner, a partial withdrawal will be made from the General Account and each Variable Account in which Contract Value is invested, in the ratio that the Contract Value in the General Account and each Variable Account bears to total Contract Value. Under certain circumstances, withdrawals are subject to a contingent deferred sales charge as well as a Contract administration charge. See "Contingent Deferred Sales Charge" and "Contract Administration Charge".

     A withdrawal may result in adverse federal income tax consequences. See "Federal Income Tax Status". In regard to section 403(b) contracts, neither salary reduction contributions nor earnings accrued after December 31, 1988, may be withdrawn except under certain circumstances.

     Payment of withdrawals are normally made within seven days. The Company reserves the right, however, to defer any withdrawal payment or transfer of values if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists making disposal of the Separate Account's securities or the valuation of net assets of the Separate Account not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted suspension of redemptions for the protection of Contract Owners. The Securities and Exchange Commission by rules and regulations determines the conditions under which trading of securities shall be deemed to be restricted and the conditions under which an emergency shall be deemed to exist.

     SYSTEMATIC WITHDRAWAL PROGRAM -- The Systematic Withdrawal ("SW") Program allows Contract Owners to initiate, at the time the Contract is issued or on or after the first anniversary of the Contract issuance date, a procedure for automatically withdrawing a portion of their investment at either monthly, quarterly, semi-annual or annual intervals, subject to certain limitations. Under the SW Program, the minimum payout amount is $250 per withdrawal and the maximum amount that can be withdrawn in any twelve month period is equal to 10% of the aggregate Purchase Payments paid under the Contract. A Contract Owner electing the SW Program must specify, subject to the foregoing limits, the amount to be withdrawn by prescribing either a fixed dollar amount per withdrawal or a fixed percentage of the aggregate Purchase Payments paid to the date of the withdrawal. The Contract Owner may, at least one month in advance, specify a date for the termination of scheduled withdrawals under the SW Program, which cannot be later than the Annuity Date (see "Annuity Date"). Applications for participating in the SW Program must be in writing. Participation under the SW Program will commence one month after the Company has received and approved the application. If participation under the SW Program is terminated, it cannot be reinstated before one year after the last withdrawal made under the SW Program prior to termination.

     The contingent deferred sales charge will be waived for withdrawals made under the SW Program. Nonscheduled withdrawals made during the time the SW Program is in effect (i.e., any withdrawals other than those scheduled under the SW Program) will be subject to the contingent deferred sales charge, including the charge that would normally not apply to the first withdrawal in each calendar year. See "Contingent Deferred Sales Charge".

     Amounts withdrawn under to the SW Program may be electronically wired to the Contract Owner's financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Systematic Withdrawal Request Form. The Company reserves the right to modify, suspend or terminate the availability of electronic fund transfers at any time.

     A Contract Owner may not simultaneously participate in both the SW Program and the DCA Program. Like other withdrawals, withdrawals under the SW Program may have adverse tax consequences. See "Federal Income Tax Status".

     SUBSTITUTION AND CHANGE -- The Company reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the 1940 Act, the option of directing their Purchase Payments to an investment company other than the Fund, or to substitute another fund or series of the Fund for their current investment in the Fund.

     If shares of the Fund are not available for purchase by the Separate Account, or if in the judgment of the Company, further investment in such shares is no longer appropriate in view of the purposes of the Separate Account, then
(i) shares of another registered open-end, diversified management investment company ("mutual fund") may be substituted for Fund shares held in the Separate Account and/or (ii) payments received after a date specified by the Company may be applied to the purchase of shares of another mutual fund in lieu of Fund shares. In either event, approval of the Securities and Exchange Commission shall be obtained. It is intended that any substitution would be of shares of a mutual fund with investment objectives similar to those of the Fund.

                     FIXED AND VARIABLE ANNUITY PROVISIONS

     MINIMUM ANNUITY PAYMENTS -- Annuity payments are made monthly, but if any payment would be less than $50, the Company may change the frequency so payments are at least $50 each. If the Net Contract Value to be applied at the Annuity Date is less than $5,000, the Company may elect to pay such amount in a lump sum. For tax consequences of a lump-sum payment, see "Federal Income Tax Status".

     ANNUITY DATE -- The Contract Owner selects the Annuity Date, which must be the first day of a calendar month. It must be at least two years after the date of issue of the Contract. It may not be later than the first day of the next month after the Annuitant's 80th birthday (85th birthday for Contracts issued on or after June 1, 1990).

     PROOF OF AGE, SEX AND SURVIVAL -- The Company may require proof of age, sex or survival of any payee upon whose continuation of life annuity payments depend.

     MISSTATEMENT OF AGE OR SEX -- If the age or sex of the Annuitant has been misstated, any annuity amount payable shall be the annuity amount which the proceeds applied would have purchased using the correct age and sex. Overpayments made by the Company because of such misstatement, with interest at 6% per year, compounded annually, will be charged against benefits payable subsequent to adjustment. The dollar amount of any underpayment made by the Company as a result of a misstatement will be paid in full with the next payment due under the Contract.

     CHANGE OF ANNUITY DATE OR ANNUITY OPTION -- The Contract Owner may change the Annuity Date or the annuity option on written notice to the Company at least 30 days prior to the Annuity Date previously selected. The Annuity Date may not be changed to a date later than the first day of the month following the Annuitant's 80th birthday (85th birthday for Contracts issued on or after June 1, 1990).


     IF NO ANNUITY OPTION IS SELECTED -- For amounts allocated to the Separate Account, a variable life Annuity with 120 monthly payments guaranteed (option 4 below), will be paid if no annuity option has been made by the Annuity Date. If the Contract Owner has not chosen an annuity option prior to the Annuitant's death, a Beneficiary may make this choice upon the Annuitant's death.


     ANNUITY OPTIONS UNDER EMPLOYER SPONSORED PLANS -- The Contract contains annuity options calculated on the basis of the sex of the Annuitant. The United States Supreme Court in its decision entitled Arizona Governing Committee for Tax Deferred Annuity and Deferred Compensation Plans v. Norris determined that an employer subject to Title VII of the Civil Rights Act of 1964 (primarily section 403(b) tax-sheltered annuities) may not offer to its employees the option of receiving retirement benefits calculated on the basis of sex. In accordance with the Norris decision, the Company does not offer participants of these plans the option of receiving retirement benefits calculated on the basis of sex, but offers retirement benefits calculated on a unisex basis, as included in the Contract.

     ANNUITY OPTIONS -- Subject to the provisions of a retirement plan under which a Contract is purchased, the Contract Owner shall select in the application any one of the following annuity options.

     Upon written election filed with the Company, the Contract Value, as computed 10 days before the Annuity Date, is applied to provide one of the following options. The Company will allow the Contract Owner the option of choosing both a fixed and a variable annuity option if the Contract Owner so desires.

     Contract Owners may elect to have annuity payments electronically wired to his or her financial institution by completing the instructions on the Electronic Fund Transfer Form or by written request delivered to the Company. A voided check (for checking accounts), the account number and bank ABA number must accompany all requests. Electronic transfers may also be requested on the Annuity Option Selection Form. The Company reserves the right to modify, suspend or terminate the availability of electronic fund transfers at any time.

             ANNUITY OPTIONS AVAILABLE ON A FIXED OR VARIABLE BASIS

     OPTION 1: LIFE ANNUITY, LIFETIME MONTHLY PAYMENTS GUARANTEED -- Monthly payments during the lifetime of the Annuitant. No further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to a Beneficiary. While this option will generally offer a higher level of monthly payments than the other options discussed below, it is possible that only one payment could be made if the Annuitant dies before the due date of the second payment, two if the Annuitant dies before the third payment, and so on.

     OPTION 2: JOINT AND TWO-THIRDS SURVIVOR ANNUITY -- Monthly payments payable during the joint lifetime of the payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments will be determined using two-thirds of the number of each type of Annuity Units credited to the Contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment payable during the joint lifetimes.

     OPTION 3: JOINT AND SURVIVOR LIFE ANNUITY, 120 MONTHLY PAYMENTS GUARANTEED -- Monthly payments, during the joint lifetime of two persons and continuing during the remaining lifetime of the survivor, with the guarantee that payments will be made for not less than 120 months. Payments will be made as follows:

     (a) If the Annuitant was the payee, then upon the death of the Annuitant, any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in (b) immediately below.

     (b) If the Beneficiary was the payee, then upon the death of the Beneficiary, the present value of the remaining unpaid guaranteed annuity payments shall be paid in a lump sum to the estate of the Beneficiary. Such present value shall be determined as of the end of the Valuation Period during which notice of the Beneficiary's death is received by the Company and by discounting each remaining unpaid guaranteed annuity payment at the effective annual interest rate assumed in determining the annuity purchase rate.

     OPTION 4: LIFE ANNUITY, 120 OR 240 MONTHLY PAYMENTS GUARANTEED -- An Annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for less than the 120 or 240 monthly periods, as selected, payments will be made in the same manner as provided in paragraph (a) and (b) under option 3 above.

                ANNUITY OPTIONS AVAILABLE ON A FIXED BASIS ONLY

     OPTION 5: MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN -- Monthly payments for any specified period of time (three (3) years or more, but not exceeding thirty (30) years), as elected. In the event of death of the payee under this option, the Contract provides that in certain circumstances, the discounted value of the remaining payments, if any, will be calculated and paid in one sum.

     OPTION 6: FIXED PAYMENTS -- The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company, and will continue until the amount held by the Company with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate determined by the Company from time to time, but not less than 4% per year compounded annually. The rate may be changed at any time and as often as may be determined by the Company, provided, however, that the rate may not be reduced more frequently than once during each calendar year.

                     ADDITIONAL VARIABLE ANNUITY PROVISIONS

     FIRST VARIABLE ANNUITY PAYMENT -- The dollar amount of the first monthly annuity payment is determined by applying the Contract Value to the Annuity table applicable to the annuity option chosen. If more than one Variable Account has been selected, the value of the interest in each series is applied separately to the Annuity table to determine the amount of the first annuity payment attributable to that Variable Account. The Annuity tables are in the Contract, and are based on the 1971 Individual Annuity Mortality Table with interest at 4% for the life of the Contract.

     ASSUMED INVESTMENT RATE -- A 4% assumed investment rate is built into the Annuity tables in the Contract. A higher assumption would mean a higher first annuity payment but more slowly rising and more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate is 4% annually, annuity payments would be level.

     NUMBER OF ANNUITY UNITS -- The number of Annuity Units for each applicable Variable Account is the amount of the first monthly annuity payment attributable to that Variable Account divided by the value of an Annuity Unit of that Variable

Account as of the Annuity Date. The number used in computing monthly payments remains constant during the annuity period unless amounts are transferred among the Variable Accounts.

     SUBSEQUENT VARIABLE ANNUITY PAYMENTS -- Subsequent monthly annuity payments vary in amount according to the investment performance of the applicable Variable Account. The part of each subsequent Variable Annuity payment attributable to a Variable Account is the number of Annuity Units of that Variable Account multiplied by the value of an Annuity Unit of that Variable Account for the Valuation Period in which payment is due. The amount of each subsequent annuity payment is not affected by variations in expenses or mortality experience.

     VALUE OF EACH ANNUITY UNIT -- The Annuity Unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Variable Account is the value of that Annuity Unit during the last Valuation Period multiplied by the Net Investment Factor for that Variable Account for the current Valuation Period. The result is then multiplied by a factor that neutralizes the assumed investment rate.

     TRANSFERS -- After the Annuity Date, transfers may be requested at the end of any month. Transfers will then be effected on the first day of the month following such request.

                            MISCELLANEOUS PROVISIONS

     NOTICES AND ELECTIONS -- All notices and elections under the Contract must be in writing, signed by the proper party and received at the Company to be effective. All notices and elections should refer to the General Account and/or the Variable Accounts involved, and should note the Contract Owner's account number. If acceptable to the Company, notices or elections relating to beneficiaries and ownership will take effect as of the date signed, unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of such notices and elections.

     AMENDMENT OF CONTRACT -- A condition or provision of the Contract may be waived or modified only in writing signed by the Chairman, President, a Vice President, Secretary or Assistant Secretary of the Company.

     The Contract may be amended at any time as required to make it conform with any law or regulation issued by any government agency to which the Contract is subject.


     TEN DAY RIGHT TO REVIEW -- Within 10 days (or longer period if required by state law) of the receipt of a Contract, it may be returned to the Company for cancellation. Except as otherwise required by law, the Company will refund the Contract Value for the Valuation Period in which the Contract is received. Except for IRA Contracts, the Contract Owner bears the investment risk during the ten day review period. For IRA Contracts, the Owner will receive the greater of Contract Value or Purchase Payments made.


     RETIREMENT PLAN CONDITIONS -- A Contract acquired in connection with a Qualified Plan may be subject to special restrictions or consequences. The Contract Owner should understand the features of any Qualified Plan in which he or she participates and, if necessary, seek an explanation thereof from a competent tax adviser.

     REPORTS TO CONTRACT OWNERS -- The Company keeps all records relating to the Contracts. At least once a year, a report setting forth information regarding Contract Value is sent to Contract Owners. Contract Owners will also be furnished notices, proxies and solicitation materials relating to the Fund.

                           FEDERAL INCOME TAX STATUS

     GENERAL -- The operations of the Separate Account form part of the operations of the Company; however, the Internal Revenue Code of 1986, as amended ("Code") provides that no federal income tax will be payable by the Company on the investment income and capital gains of the Separate Account provided it complies with certain requirements.

     WITHHOLDING TAX ON DISTRIBUTIONS -- The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     NON-QUALIFIED CONTRACTS -- Distributions before the Annuity Date are treated as coming first from earnings, rather than Purchase Payments, until the entire amount of earnings has been distributed. For federal tax purposes, these distributions include the receipt of proceeds from loans and the assignment or pledge of any portion of the Contract Value, as well as partial withdrawals and surrenders. Distributions before the Annuity Date are taxable as ordinary income to the extent that Contract Value, unreduced by surrender charges, exceeds Purchase Payments.

     A 10% penalty may apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (1) after the taxpayer reaches age 59 1/2; (2) after the death of the Contract Owner; (3) if the taxpayer is disabled as defined in the Code; (4) in a series of substantially equal payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or life expectancies) of the taxpayer and his or her Beneficiary; (5) under an immediate annuity; or (6) which are allocable to Purchase Payments made prior to August 14, 1982.

     The Contract provides that upon death of the Annuitant prior to the Annuity Date, the death benefit will be paid to the named Beneficiary. Such payments made upon the death of the Annuitant who is not the Contract Owner do not qualify for the death of Contract Owner exception described above, and will be subject to the 10% distribution penalty unless the Beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

     Section 817(h) of the Code authorized the Secretary of the Treasury ("Treasury") to set standards by regulation or otherwise for the investments of separate accounts to be considered "adequately diversified" in order for the contract to be treated as an annuity contract for federal tax purposes. The Separate Account, through the Fund, intends to comply with the diversification requirements. The Company has entered into an agreement regarding participation in the Fund, that requires the Fund to be operated in compliance with the requirements prescribed by the Treasury. Thus, the Company believes that the Contract will be treated as an annuity contract for federal tax purposes.

     In certain circumstances, variable Contract Owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from separate account assets would be includible in the variable Contract Owners' gross income.

     QUALIFIED CONTRACTS -- If the Contract is used with a corporate pension or profit-sharing plan described in section 401(a) of the Code, an annuity plan described in section 403(a), a simplified employee pension plan described in section 408(k), or a tax-sheltered annuity described in section 403(b) of the Code ("Qualified Plans"), deductible employer contributions up to prescribed limits are permitted. Employers may deduct their contributions to self-employed and corporate pension and profit-sharing plans and tax-sheltered annuities in the year when made, up to the limits specified in the Code. In addition, some Qualified Plans may permit nondeductible employee contributions. If the Contract is used as an IRA, all or a portion of the contribution up to $2,000 may be deducted. Under present interpretations and authority, until a distribution is made, no federal income tax is payable on the investment earnings.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Federal Income Tax Status -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

     Distributions to a participant in a Qualified Plan under section 401(a) that are made prior to age 59 1/2 and that are not on account of death, disability, a domestic relations order, for deductible medical expense, early retirement after age 55, or that are not received as a series of substantially equal payments for the life or a period equal to the life expectancy of the participant or the joint life expectancy of the participant and a designated beneficiary, will be subject to an additional 10% tax. The 10% tax also applies to certain distributions from IRAs under similar circumstances.

     The Code also contains requirements as to the ages by which distributions must begin under Qualified Plans, and the percentage of payments that must go to the participant vis-a-vis a Beneficiary.

     All distributions, with the exception of a return of nondeductible employee contributions, received from a section 401, 403(b), 457 plan or IRA are included in gross income. After the Annuity Date, any nondeductible contributions are recovered tax-free as a portion of each annuity payment. In the case of section 401 or 403(b) plans and IRAs, a distribution is includible in the year in which it is paid. In the case of a section 457 plan, a distribution is includible in the year it is paid or when made available, depending upon whether certain Code requirements are met.

     The Code imposes restrictions on distributions (i.e., withdrawals or surrenders) from annuity contracts sold to plans qualified under section 403(b) of the Code. Section 403(b)(11) of the Code requires that for these annuity contracts to receive tax-deferred treatment, they must provide that distributions attributable to contributions made pursuant to a salary reduction agreement be paid only:

        (1) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of section 72(m)(7)); or

        (2) in hardship cases, where only the distribution of contributed amounts is permitted; distribution of any income attributable to these amounts is prohibited.

     Assets held as of December 31, 1988, are not subject to such Code restrictions.

     The Contracts have been modified to comply with these changes in the Code. The Company is relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines further conditions that must be met if a company offering registered annuity contracts imposes the limitations required by the Code. The Company will comply with the conditions of the no-action letter.

     TAXATION OF ANNUITY PAYMENTS AND OTHER DISTRIBUTIONS -- Where Purchase Payments were nondeductible, a portion of each annuity payment is treated as a nontaxable return of Purchase Payments. The remaining portion of this Annuity payment is taxable as ordinary income. The taxable amount of each annuity payment is based on the period over which payments are to be made or, in the case of a life Annuity, the life expectancy of the Annuitant. On annuities paid out under Qualified Contracts consisting of Purchase Payments that were not taxed currently to the Contract Owner, the entire annuity payment is taxable since the Purchase Payments have not been included in taxable income when made.

     The Company is required to withhold federal income tax on annuity payments, distributions, and partial and full surrenders. However, recipients of such Contract distributions are allowed to make an election not to have federal income tax withheld, except as provided in "Federal Income Tax
Status -- Withholding Tax on Distributions". After an election is made with respect to annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. The Company will notify the payee at least annually of his or her right to revoke the election. Payees are required by law to provide the Company (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is his or her Social Security number.

     The above discussion is for information only and is not to be considered to constitute tax advice. For advice regarding your particular tax situation, you should consult a competent tax adviser.

                           DISTRIBUTION OF CONTRACTS

     Contracts are sold by broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Sales commissions are paid by the Company and typically range to 5.5% of Purchase Payments paid.

     SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the Contracts pursuant to a distribution agreement. SunAmerica Capital Services, Inc., an indirect wholly owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

                                 VOTING RIGHTS

     Unless otherwise restricted by the plan under which a Contract is issued, each Contract Owner has the right to instruct the Company with respect to voting his or her interest in the shares of the Fund held by the Separate Account at all shareholder meetings. Shareholder meetings ordinarily will not be held unless required by the 1940 Act.

     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Fund shares. Contract Owners will also receive periodic reports relating to the Fund series in which they have an interest.

                               OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is engaged in various kinds of routine litigation that in the Company's judgment are not material to the Company's economic condition. None of this litigation relates to the Separate Account.

     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Company and the Contract. Statements contained in this Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

     CUSTODIAN OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. The custodian is remunerated by the Company based on a schedule of fees under an agreement between the custodian and the Company.

     CONTRACT OWNER INQUIRIES -- Any questions regarding the Contract should be directed to the insurance agent from whom the Contract was purchased, or to the Company. Contract Owners may telephone the Company at (800) 445-7862.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


TOPIC                                                                                                PAGE
Variable Account Accumulation Provisions...........................................................    2
Performance Data...................................................................................    3
Additional Federal Income Tax Information..........................................................    5
     The Company and the Separate Account..........................................................    5
     Non-Qualified Plans...........................................................................    5
     Qualified Plans...............................................................................    5
     Distributions.................................................................................    6
     Tax Withholding...............................................................................    7
     Withholding Tax on Distributions..............................................................    7
Distribution of Contracts..........................................................................    8
Financial Statements...............................................................................    8

                                    APPENDIX
                              THE GENERAL ACCOUNT

     Contributions under the fixed portion of the Contract become part of the General Account of the Company, that supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, as amended ("1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"). Accordingly, neither the General Account nor any interests therein is generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed portion of the Annuity Contract and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The staff of the Securities and Exchange Commission has not reviewed this portion of the Prospectus relating to the General Account.

     If selected by the Contract Owner, Purchase Payments may be allocated to the General Account in addition to, or in lieu of, the Separate Account. Interest is credited to the General Account from the day the amounts are received at a guaranteed rate of 4%. The Company may in its discretion determine an effective annual rate of interest to be applied to the General Account over and above the guaranteed interest rate ("excess interest"). The rate of excess interest is declared in advance of the date that amounts are credited, and may vary from time to time except that once a rate of excess interest is declared, that rate is maintained by the Company for at least twelve months. Interest is compounded annually on the anniversary of the date amounts are first allocated to the General Account by the Contract Owner.

GENERAL ACCOUNT ACCUMULATION PROVISION

     ACCUMULATION VALUE -- The General Account Accumulation Value under a Contract shall be the sum of all monies allocated or transferred to the General Account after giving effect to the crediting of and compounding of all guaranteed interest and excess interest on the General Account during the period that the Contract has been in effect. This amount shall be adjusted for all transfers out of the General Account and withdrawals from the General Account.

Please forward a copy (without charge) of the Statement of Additional

Information concerning American Pathway II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                             State                             Zip

Date:  ___________________    Signed:

Return to: Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION


                            VARIABLE SEPARATE ACCOUNT


         INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
             FLEXIBLE PURCHASE PAYMENT - NON-PARTICIPATING CONTRACT




                     ANCHOR NATIONAL LIFE INSURANCE COMPANY




                                JANUARY 29, 1998


                This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated January 29, 1998, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling (800) 445-7862.

                                TABLE OF CONTENTS


TOPIC                                                          PAGE
-----                                                          ----
Variable Account Accumulation Provision .....................    2
Performance Data ............................................    3
Additional Federal Income Tax Information ...................    5
   The Company and the Separate Account .....................    5
   Non-Qualified Plans ......................................    5
   Qualified Plans ..........................................    5
   Distributions ............................................    6
   Tax Withholding ..........................................    7
   Withholding Tax on Distributions..........................    7
Distribution of Contracts....................................    8
Financial Statements.........................................    8

                    VARIABLE ACCOUNT ACCUMULATION PROVISIONS


         ACCUMULATION UNITS - The number of accumulation units purchased for a Contract Owner with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Contract Owner unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.


         VALUE OF AN ACCUMULATION UNIT - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.


         NET INVESTMENT FACTOR - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

         Where (a) is:
                  The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

         Where (b) is:
                  The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

         And where (c) is:
                  The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

         To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.

                                PERFORMANCE DATA


         Performance data for the various Variable Accounts are determined in the manner described below.

CASH MANAGEMENT ACCOUNT


         The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended November 30, 1997 were 3.44% and 3.50%, respectively.


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV - SV - CAC)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

        CAC = an allocated portion of the $30 annual Contract
              Administration Charge, prorated for 7 days

         The change in the value of the Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred during such 7 day period. The Contract Administration Charge is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Contract Owners' accounts that have money allocated to that Account. The portion of the Charge allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yields quoted should not be considered a representation of the yield of the Cash Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a Contract Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

ALL OTHER VARIABLE ACCOUNTS

         The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.


             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON
                                NOVEMBER 30, 1997
                       (RETURN WITH/WITHOUT REDEMPTION)*


                             INCEPTION                                                         SINCE
VARIABLE ACCOUNT                DATE       1 YEAR             5 YEARS       10 YEARS          INCEPTION
                               -------    -----------       -----------     --------          ----------
Growth                         2/07/84    17.15/22.15       16.81/17.34       18.16             16.03
International                  5/03/90     6.65/11.65       13.62/14.22          **              8.96
Growth-Income                  2/07/84    17.97/22.97       16.23/16.78       15.71             15.04
Asset Allocation               3/31/89    11.28/16.28       12.97/13.58          **             11.08
High-Yield Bond                2/07/84     6.21/11.21         8.95/9.65       10.71             11.38
U.S. Government/              11/20/85     -0.35/4.65         4.67/5.49        7.24              6.95
AAA-Rated Securities

-------------------
* Returns reflecting the optional Enhanced Death Benefit feature are not provided because the Enhanced Death Benefit program had only been in effect for two months as of November 30, 1997. However, had the Enhanced Death Benefit been in effect at the beginning of the period, the returns for Contracts with the Enhanced Death Benefit option would be approximately one-tenth of a percent lower than the returns provided above. In the future, return figures will be provided with and without the optional Enhanced Death Benefit feature.

** These returns are not applicable since this Variable Account has not been available for these periods of time.



         These figures show the total return hypothetically experienced by Contracts funded through the various Accounts over the time periods shown.

         Total return for an Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a Contract funded by that Account made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                        n
                  P(1+T)  = ERV

         where:

                  P =      a hypothetical initial payment of $1000
                  T =      average annual total return
                  n =      number of year
                ERV =      ending redeemable value of a hypothetical $1000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Account, tax qualification status and time period. Because the impact of Contract Administration Charges on a particular Contract Owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                    ADDITIONAL FEDERAL INCOME TAX INFORMATION


THE COMPANY AND THE SEPARATE ACCOUNT

         The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code, as amended (the "Code"). The operations of the Separate Account form, and are taxed as, a part of the total operations of the Company. The Company intends that the Separate Account be operated in a manner so that the Contracts will meet the definition of a "variable contract" under section 817(d) of the Code. The Code provides that if the Separate Account meets certain diversification requirements, set forth in Treasury Regulations under section 817(h) of the Code, the income from the assets of the Separate Account used to fund the Contracts will be treated as earned by the Company. The Company will not be subject to tax on this income to the extent it is offset by an addition to Contract Owner reserves. There is no capital gain or loss recognized with respect to the assets of the Separate Account.

NON-QUALIFIED PLANS

         ACCUMULATION PERIOD - The Contract may be issued to individuals in connection with retirement plans that do not qualify for the tax benefits available to qualified plans. A so-called "non-qualified plan" may be established by an individual seeking to accumulate funds for retirement or by an employer for one or more employees. With certain exceptions, such a Contract held by a non-natural person is not treated as an annuity contract. The tax consequences of participation in a non-qualified plan vary from plan to plan. Income credited to a non-qualified Contract is not includible in the gross income of the Contract Owner. Amounts received before the annuity date are includible as ordinary income to the extent Contract value exceeds the Contract Owner's purchase payments.

         WITHDRAWALS - A partial or complete withdrawal from a non-qualified Contract before commencement of annuity payments is treated first as a withdrawal of income earned on investments to the extent of such income, then as a tax-free return of capital. Moreover, amounts received upon assignment or pledge of the Contract are treated as amounts withdrawn under the Contract and therefore subject to income taxes. A withdrawal before the Contract Owner attains age 59 1/2 is subject to an additional income (penalty) tax of 10% of the income amount withdrawn. This penalty would not apply where the withdrawal is made on account of the Contract Owner's death or disability or where substantially equal annuity payments are to be paid over the life expectancy of the annuitant or the lives of the annuitant and a designated beneficiary. A portion of each payment after the annuity date is ordinary income based on the ratio of purchase payments made to total payments expected to be received.

QUALIFIED PLANS

         TAX ADVANTAGES - Certain tax advantages are available for retirement plans ("qualified plans") that satisfy the requirements of sections 401(a), 403(b), 408(b) or 457 of the Code. The tax advantages available under a qualified plan may include: the deductibility of employer or Contract Owner contributions; the inclusion of contributions and their earnings in the participant's gross income only when received or made available to the participant and, within certain limits, the exclusion from the beneficiary's gross income of distributions to the beneficiary of a deceased participant. A general information outline with respect to each type is provided below. If the Contract is used to fund a qualified plan, competent tax advice should be sought.

         PLANS FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS - Under section 401(a) of the Code, contributions may be made on behalf of the participants up to the limits provided by section 415, and the payments are deductible as provided by section 404. Participants are also permitted to make non-deductible voluntary contributions subject to certain non-discrimination rules.

         The tax treatment of plans established by self-employed individuals ("Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees". An owner-employee is a sole proprietor or a partner who owns more than a 10% capital or profits interest in the partnership.

         TAX-SHELTERED ANNUITIES - Contributions made by public school systems, churches and certain tax-exempt organizations to purchase Contracts on behalf of their employees are excludible from the employees' gross income, within certain limits, if the requirements of section 403(b) of the Code are met.

         DEFERRED COMPENSATION PLANS FOR STATE AND LOCAL GOVERNMENT EMPLOYEES -
Section 457 of the Code provides special tax treatment for certain deferred compensation plans for employees of state and local governments, their political subdivisions, agencies, instrumentalities and affiliates, and certain tax-exempt rural electric cooperatives. These plans permit employees to specify the form of investment for their deferred compensation that can include investment in the Contract. However, the investments are owned by, and subject to, the claims of the general creditors of the employer.

         INDIVIDUAL RETIREMENT ANNUITIES - Section 408(b) of the Code permits individuals to establish an Individual Retirement Annuity ("IRA"). No more than $2,000 or 100% of compensation may be contributed to an IRA. Under section 219 of the Code, the entire amount is deductible if the individual is not a participant in an employer's qualified plan (except a section 457 plan). If the individual participates in an employer's qualified plan, all, a portion or none of the contribution may be deductible, depending on adjusted gross income. An IRA is subject to penalty and excise taxes on excess contributions and insufficient distributions, as well as early distributions (see below).

DISTRIBUTIONS

         A participant who has attained age 50 before January 1, 1986, may elect favorable tax treatment for a lump-sum distribution from a section 401(a) plan. This may include capital gains treatment on the pre-1974 portion and 5-year or 10-year forward averaging. A distribution before age 59 1/2 from a qualified plan (except a section 457 plan) is subject to a 10% additional income tax on the amount of the distribution. However, there should be no penalty tax on distributions (1) made as a result of death or disability, or (2) received in substantially equal installments as a life or life expectancy annuity. The penalty will also be imposed if an individual receiving substantially equal annuity payments changes the method of distribution before age 59 1/2 or before payments have been received for five years. Except for the recovery of non-deductible contributions, the entire amount of the annuity payments are included in the participant's gross income. The participant is entitled to recover tax-free any non-deductible contributions as a portion of each annuity payment. In the case of an annuity for life, the portion excluded remains the same no matter how long the annuitant lives.

         The Code, as amended by the Tax Reform Act of 1986, imposes restrictions on distributions (i.e., withdrawals or surrenders) from annuity contracts sold to plans qualified under section 403(b) of the Code. Section 403(b)(11) of the Code requires that for these annuity contracts to receive tax-deferred treatment, they must provide that distributions attributable to contributions made pursuant to a salary reduction agreement be paid only:

         (1) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of section 72(m)(7)); or

         (2) in the case of hardship. In hardship cases, only the distribution of contributed amounts is permitted; distribution of any income attributable to these amounts is prohibited.

         Assets held as of December 31, 1988, are not subject to these Code restrictions.

         The Contracts have been modified to comply with these changes in the Code. The Company is relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines further conditions that must be met if a company offering registered annuity contracts imposes the limitations required by the Code. The Company will comply with the conditions of the no-action letter.

TAX WITHHOLDING

         With certain exceptions, withholding on annuity payments and other distributions (such as lump-sum distributions or partial withdrawals) is required. However, recipients of annuity payments or other distributions are allowed to make an election not to have federal income tax withheld except as described in "Additional Federal Income Tax Information - Withholding Tax on Distributions" below. After such election is made with respect to annuity payments, a payee may revoke the election at any time, and thereafter, commence withholding. In such a case, the Company notifies the payee at least annually of his or her right to change this election.

         The withholding rate followed by the Company is applied only against the taxable portion of annuity payments or other distributions. This rate is determined based upon the nature of the distribution(s). Federal income tax is withheld from annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with the Company, federal income tax is withheld from annuity payments on the basis that the payee is married with three withholding exemptions. If a qualified total distribution is made from a qualified plan on account of the participant's death, the amount of withholding reflects the exclusion from federal income tax for employer-provided death benefits. On all other non-periodic payments or distributions, federal income tax is withheld at a flat 10% rate.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer within 60 days. This requirement is mandatory and cannot be waived by the Contract Owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under section 403(b) of the code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Contract Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.


                            DISTRIBUTION OF CONTRACTS



         Effective as of January 28, 1994, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the Contracts pursuant to a distribution agreement (the "Distribution Agreement"). Prior to this date SunAmerica Securities, Inc. and Royal Alliance Associates, Inc., both affiliates of SunAmerica Capital Services, Inc., and located at 2201 East Camelback Road, Phoenix, Arizona 85016 and 733 Third Avenue, 4th Floor, New York, New York 10017, respectively, served as co-distributors of the Contract. SunAmerica Capital Services, Inc., SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc., and each is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         For the year ended November 30, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services was $401,597. For the year ended November 30, 1996, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $504,981. For the year ended November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services was $565,395. Of these amounts, $48,363, $55,739, and $80,741 in 1997, 1996, and
1995, respectively, were retained by SunAmerica Capital Services, Inc.


         Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS


         The consolidated financial statements of the Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 are presented in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of the Separate Account (Portion Relating to PATHWAY Variable Annuity) as of November 30, 1997 and for each of the two years in the period ended November 30, 1997, also are included in this Statement of Additional Information.


         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

     In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California

November 7, 1997

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET

                                                                      SEPTEMBER 30,
                                                            ----------------------------------
                                                                 1997                1996
                                                            ---------------     --------------
ASSETS
INVESTMENTS:
  Cash and short-term investments.........................  $   113,580,000     $  122,058,000
  Bonds, notes and redeemable preferred stocks:
     Available for sale, at fair value (amortized cost:
       1997, $1,942,485,000; 1996, $2,001,024,000)........    1,986,194,000      1,987,271,000
  Mortgage loans..........................................      339,530,000         98,284,000
  Common stocks, at fair value (cost: 1997, $271,000;
     1996, $2,911,000)....................................        1,275,000          3,970,000
  Real estate.............................................       24,000,000         39,724,000
  Other invested assets...................................      143,722,000         77,925,000
                                                             --------------      -------------
  Total investments.......................................    2,608,301,000      2,329,232,000
Variable annuity assets...................................    9,343,200,000      6,311,557,000
Receivable from brokers for sales of securities...........               --         52,348,000
Accrued investment income.................................       21,759,000         19,675,000
Deferred acquisition costs................................      536,155,000        443,610,000
Other assets..............................................       61,524,000         48,113,000
                                                             --------------      -------------
TOTAL ASSETS..............................................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts....................  $ 2,098,803,000     $1,789,962,000
  Reserves for guaranteed investment contracts............      295,175,000        415,544,000
  Payable to brokers for purchases of securities..........          263,000                 --
  Income taxes currently payable..........................       32,265,000         21,486,000
  Other liabilities.......................................      122,728,000         74,710,000
                                                             --------------      -------------
  Total reserves, payables and accrued liabilities........    2,549,234,000      2,301,702,000
                                                             --------------      -------------
Variable annuity liabilities..............................    9,343,200,000      6,311,557,000
                                                             --------------      -------------
Subordinated notes payable to Parent......................       36,240,000         35,832,000
                                                             --------------      -------------
Deferred income taxes.....................................       67,047,000         70,189,000
                                                             --------------      -------------
Shareholder's equity:
  Common Stock............................................        3,511,000          3,511,000
  Additional paid-in capital..............................      308,674,000        280,263,000
  Retained earnings.......................................      244,628,000        207,002,000
  Net unrealized gains (losses) on debt and equity
     securities available for sale........................       18,405,000         (5,521,000)
                                                             --------------      -------------
  Total shareholder's equity..............................      575,218,000        485,255,000
                                                             --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................  $12,570,939,000     $9,204,535,000
                                                             ==============      =============


                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         CONSOLIDATED INCOME STATEMENT

                                                          YEARS ENDED SEPTEMBER 30,
                                              --------------------------------------------------
                                                  1997               1996               1995
                                              -------------      -------------      ------------
Investment income..........................   $ 210,759,000      $ 164,631,000      $129,466,000
                                              -------------      -------------      ------------
Interest expense on:
  Fixed annuity contracts..................    (109,217,000)       (82,690,000)      (72,975,000)
  Guaranteed investment contracts..........     (22,650,000)       (19,974,000)       (3,733,000)
  Senior indebtedness......................      (2,549,000)        (2,568,000)         (227,000)
  Subordinated notes payable to Parent.....      (3,142,000)        (2,556,000)       (2,448,000)
                                              -------------      -------------      ------------
  Total interest expense...................    (137,558,000)      (107,788,000)      (79,383,000)
                                              -------------      -------------      ------------
NET INVESTMENT INCOME......................      73,201,000         56,843,000        50,083,000
                                              -------------      -------------      ------------
NET REALIZED INVESTMENT LOSSES.............     (17,394,000)       (13,355,000)       (4,363,000)
                                              -------------      -------------      ------------
Fee income:
  Variable annuity fees....................     139,492,000        103,970,000        84,171,000
  Net retained commissions.................      39,143,000         31,548,000        24,108,000
  Surrender charges........................       5,529,000          5,184,000         5,889,000
  Asset management fees....................      25,764,000         25,413,000        26,935,000
  Other fees...............................       3,218,000          3,390,000         4,002,000
                                              -------------      -------------      ------------
TOTAL FEE INCOME...........................     213,146,000        169,505,000       145,105,000
                                              -------------      -------------      ------------
GENERAL AND ADMINISTRATIVE EXPENSES........     (98,802,000)       (81,552,000)      (64,457,000)
                                              -------------      -------------      ------------
AMORTIZATION OF DEFERRED ACQUISITION
  COSTS....................................     (66,879,000)       (57,520,000)      (58,713,000)
                                              -------------      -------------      ------------
ANNUAL COMMISSIONS.........................      (8,977,000)        (4,613,000)       (2,658,000)
                                              -------------      -------------      ------------
PRETAX INCOME..............................      94,295,000         69,308,000        64,997,000
Income tax expense.........................     (31,169,000)       (24,252,000)      (25,739,000)
                                              -------------      -------------      ------------
NET INCOME.................................   $  63,126,000      $  45,056,000      $ 39,258,000
                                              =============      =============      ============


                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                               YEARS ENDED SEPTEMBER 30,
                                                                 -----------------------------------------------------
                                                                      1997               1996               1995
                                                                 ---------------    ---------------    ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................................   $    63,126,000    $    45,056,000    $    39,258,000
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to:
         Fixed annuity contracts..............................       109,217,000         82,690,000         72,975,000
         Guaranteed investment contracts......................        22,650,000         19,974,000          3,733,000
         Net realized investment losses.......................        17,394,000         13,355,000          4,363,000
         Accretion of net discounts on investments............       (18,576,000)        (8,976,000)        (6,865,000)
         Amortization of goodwill.............................         1,187,000          1,169,000          1,168,000
         Provision for deferred income taxes..................       (16,024,000)        (3,351,000)        (1,489,000)
  Change in:
    Accrued investment income.................................        (2,084,000)        (5,483,000)         3,373,000
    Deferred acquisition costs................................      (113,145,000)       (60,941,000)        (7,180,000)
    Other assets..............................................       (14,598,000)        (8,000,000)         7,047,000
    Income taxes currently payable............................        10,779,000          5,766,000          3,389,000
    Other liabilities.........................................        14,187,000          5,474,000          4,063,000
  Other, net..................................................           418,000           (129,000)             7,000
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES.....................        74,531,000         86,604,000        123,842,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts...................................     1,097,937,000        651,649,000        245,320,000
    Guaranteed investment contracts...........................        55,000,000        134,967,000        275,000,000
  Net exchanges to (from) the fixed accounts of variable
    annuity contracts.........................................      (620,367,000)      (236,705,000)        10,475,000
  Withdrawal payments on:
    Fixed annuity contracts...................................      (242,589,000)      (173,489,000)      (237,977,000)
    Guaranteed investment contracts...........................      (198,062,000)       (16,492,000)        (1,638,000)
  Claims and annuity payments on fixed annuity contracts......       (35,731,000)       (31,107,000)       (31,237,000)
  Net receipts from (repayments of) other short-term
    financings................................................        34,239,000       (119,712,000)         3,202,000
  Capital contribution received...............................        28,411,000         27,387,000                 --
  Dividends paid..............................................       (25,500,000)       (29,400,000)                --
                                                                   -------------      -------------      -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....................        93,338,000        207,098,000        263,145,000
                                                                   -------------      -------------      -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable preferred stocks..............   $(2,566,211,000)   $(1,937,890,000)   $(1,556,586,000)
    Mortgage loans............................................      (266,771,000)       (15,000,000)                --
    Other investments, excluding short-term investments.......       (75,556,000)       (36,770,000)       (13,028,000)
  Sales of:
    Bonds, notes and redeemable preferred stocks..............     2,299,063,000      1,241,928,000      1,026,078,000
    Real estate...............................................                --            900,000         36,813,000
    Other investments, excluding short-term investments.......         6,421,000          4,937,000          5,130,000
  Redemptions and maturities of:
    Bonds, notes and redeemable preferred stocks..............       376,847,000        288,969,000        178,688,000
    Mortgage loans............................................        25,920,000         11,324,000         14,403,000
    Other investments, excluding short-term investments.......        23,940,000         20,749,000         13,286,000
                                                                   -------------      -------------      -------------
NET CASH USED BY INVESTING ACTIVITIES.........................      (176,347,000)      (420,853,000)      (295,216,000)
                                                                   -------------      -------------      -------------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS....        (8,478,000)      (127,151,000)        91,771,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD........       122,058,000        249,209,000        157,438,000
                                                                   -------------      -------------      -------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD..............   $   113,580,000    $   122,058,000    $   249,209,000
                                                                   =============      =============      =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness...............................   $     7,032,000    $     5,982,000    $     3,235,000
                                                                   =============      =============      =============
  Net income taxes paid.......................................   $    36,420,000    $    22,031,000    $    23,656,000
                                                                   =============      =============      =============


                            See accompanying notes.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

     Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica, Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strength, weakness and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1997 presentation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

     INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Interest Expense in the income statement. All outstanding Swap Agreements are designated as hedges and, therefore, are not marked to market. However, in the event that a hedged asset/liability were to be sold or repaid before the related Swap Agreement matures, the Swap Agreement would be marked to market and any gain/loss classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement would be marked to market and the resulting change in fair value would be included in Investment Income in the income statement. In the event that a Swap Agreement that is designated as a hedge were to be terminated before its contractual maturity, any resulting gain/loss would be credited/charged to the carrying value of the asset/liability that it hedged.

     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $16,400,000 at September 30, 1997 and increased by $4,200,000 at September 30, 1996 for this adjustment.

     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

     GOODWILL: Goodwill, amounting to $18,311,000 at September 30, 1997, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

     FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade-date basis.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3. INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States
             Government..............................  $   18,496,000   $   18,962,000
          Mortgage-backed securities.................     636,018,000      649,196,000
          Securities of public utilities.............      22,792,000       22,893,000
          Corporate bonds and notes..................     984,573,000    1,012,559,000
          Redeemable preferred stocks................       6,125,000        6,681,000
          Other debt securities......................     274,481,000      275,903,000
                                                       --------------   --------------
          Total available for sale...................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============
        AT SEPTEMBER 30, 1996:
          Securities of the United States
             Government..............................  $  311,458,000   $  304,538,000
          Mortgage-backed securities.................     747,653,000      741,876,000
          Securities of public utilities.............       3,684,000        3,672,000
          Corporate bonds and notes..................     590,071,000      591,148,000
          Redeemable preferred stocks................       9,064,000        8,664,000
          Other debt securities......................     339,094,000      337,373,000
                                                       --------------   --------------
          Total available for sale...................  $2,001,024,000   $1,987,271,000
                                                       ==============   ==============

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1997, follow:

                                                                          ESTIMATED
                                                         AMORTIZED           FAIR
                                                            COST            VALUE
                                                       --------------   --------------
        Due in one year or less......................  $   19,067,000   $   20,575,000
        Due after one year through five years........     277,350,000      281,296,000
        Due after five years through ten years.......     631,083,000      650,242,000
        Due after ten years..........................     378,967,000      384,885,000
        Mortgage-backed securities...................     636,018,000      649,196,000
                                                       --------------   --------------
        Total available for sale.....................  $1,942,485,000   $1,986,194,000
                                                       ==============   ==============

     Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)
     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                               GROSS          GROSS
                                                            UNREALIZED      UNREALIZED
                                                               GAINS          LOSSES
                                                            -----------    ------------
        AT SEPTEMBER 30, 1997:
          Securities of the United States Government.....   $   498,000    $    (32,000)
          Mortgage-backed securities.....................    14,998,000      (1,820,000)
          Securities of public utilities.................       141,000         (40,000)
          Corporate bonds and notes......................    28,691,000        (705,000)
          Redeemable preferred stocks....................       556,000              --
          Other debt securities..........................     1,569,000        (147,000)
                                                            -----------    ------------
          Total available for sale.......................   $46,453,000    $ (2,744,000)
                                                            ===========    ============
        AT SEPTEMBER 30, 1996:
          Securities of the United States Government.....   $   284,000    $ (7,204,000)
          Mortgage-backed securities.....................     7,734,000     (13,511,000)
          Securities of public utilities.................         1,000         (13,000)
          Corporate bonds and notes......................    11,709,000     (10,632,000)
          Redeemable preferred stocks....................        16,000        (416,000)
          Other debt securities..........................       431,000      (2,152,000)
                                                            -----------    ------------
          Total available for sale.......................   $20,175,000    $(33,928,000)
                                                            ===========    ============

     At September 30, 1997, gross unrealized gains on equity securities available for sale aggregated $1,004,000 and there were no unrealized losses. At September 30, 1996, gross unrealized gains on equity securities available for sale aggregated $1,368,000 and gross unrealized losses aggregated $309,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)
     Gross realized investment gains and losses on sales of investments are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE
  PREFERRED STOCKS:
  Available for sale:
     Realized gains...............................   $ 22,179,000    $ 14,532,000    $ 15,983,000
     Realized losses..............................    (25,310,000)    (10,432,000)    (21,842,000)
  Held for investment:
     Realized gains...............................             --              --       2,413,000
     Realized losses..............................             --              --        (586,000)
COMMON STOCKS:
  Realized gains..................................      4,002,000         511,000         994,000
  Realized losses.................................       (312,000)     (3,151,000)       (114,000)
OTHER INVESTMENTS:
  Realized gains..................................      2,450,000       1,135,000       3,561,000
  Realized losses.................................             --              --         (12,000)
IMPAIRMENT WRITEDOWNS.............................    (20,403,000)    (15,950,000)     (4,760,000)
                                                     ------------    ------------    ------------
Total net realized investment losses..............   $(17,394,000)   $(13,355,000)   $ (4,363,000)
                                                     ============    ============    ============

     The sources and related amounts of investment income are as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                     --------------------------------------------
                                                         1997            1996            1995
                                                     ------------    ------------    ------------
Short-term investments............................   $ 11,780,000    $ 10,647,000    $  8,308,000
Bonds, notes and redeemable preferred stocks......    163,038,000     140,387,000     107,643,000
Mortgage loans....................................     17,632,000       8,701,000       7,419,000
Common stocks.....................................         16,000           8,000           3,000
Real estate.......................................       (296,000)       (196,000)        (51,000)
Limited partnerships..............................      6,725,000       4,073,000       5,128,000
Other invested assets.............................     11,864,000       1,011,000       1,016,000
                                                     ------------    ------------    ------------
  Total investment income.........................   $210,759,000    $164,631,000    $129,466,000
                                                     ============    ============    ============

     Expenses incurred to manage the investment portfolio amounted to $2,050,000 for the year ended September 30, 1997, $1,737,000 for the year ended September 30, 1996, and $1,983,000 for the year ended September 30, 1995 and are included in General and Administrative Expenses in the income statement.

     At September 30, 1997, no investment exceeded 10% of the Company's consolidated shareholder's equity.

     At September 30, 1997, mortgage loans were collateralized by properties located in 21 states, with loans totaling approximately 13% of the aggregate carrying value of the portfolio secured by properties located in New York and approximately 12% by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)
     At September 30, 1997, bonds, notes and redeemable preferred stocks included $216,877,000 (fair value of $227,169,000) of bonds and notes not rated investment grade. The Company had no material concentrations of noninvestment-grade assets at September 30, 1997.

     At September 30, 1997, the amortized cost of investments in default as to the payment of principal or interest was $1,378,000, consisting of $500,000 of non-investment-grade bonds and $878,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,378,000.

     As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1997, the Company had one outstanding Swap Agreement with a notional principal amount of $15.9 million, which matures in December, 2024. The net interest paid amounted to $0.1 million for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

     At September 30, 1997, $5,276,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

     RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF
SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of hedging Swap Agreements, determined from independent broker quotes.

     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

     SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
     The estimated fair values of the Company's financial instruments at September 30, 1997 and 1996, compared with their respective carrying values, are as follows:

                                                        CARRYING
                                                         VALUE            FAIR VALUE
                                                     --------------     --------------
        1997:
        ASSETS:
          Cash and short-term investments........    $  113,580,000     $  113,580,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,986,194,000      1,986,194,000
          Mortgage loans.........................       339,530,000        354,495,000
          Common stocks..........................         1,275,000          1,275,000
          Cost-method partnerships...............        46,880,000         84,186,000
          Variable annuity assets................     9,343,200,000      9,343,200,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     2,098,803,000      2,026,258,000
          Reserves for guaranteed investment
             contracts...........................       295,175,000        295,175,000
          Payable to brokers for purchases of
             securities..........................           263,000            263,000
          Variable annuity liabilities...........     9,343,200,000      9,077,200,000
          Subordinated notes payable to Parent...        36,240,000         37,393,000
                                                     ==============     ==============
        1996:
        ASSETS:
          Cash and short-term investments........    $  122,058,000     $  122,058,000
          Bonds, notes and redeemable preferred
             stocks..............................     1,987,271,000      1,987,271,000
          Mortgage loans.........................        98,284,000        102,112,000
          Common stocks..........................         3,970,000          3,970,000
          Cost-method partnerships...............        45,070,000         70,553,000
          Receivable from brokers for sales of
             securities..........................        52,348,000         52,348,000
          Variable annuity assets................     6,311,557,000      6,311,557,000
        LIABILITIES:
          Reserves for fixed annuity contracts...     1,789,962,000      1,738,784,000
          Reserves for guaranteed investment
             contracts...........................       415,544,000        416,695,000
          Variable annuity liabilities...........     6,311,557,000      6,117,508,000
          Subordinated notes payable to Parent...        35,832,000         37,339,000
                                                     ==============     ==============

5. SUBORDINATED NOTES PAYABLE TO PARENT

     Subordinated notes payable to Parent equalled $36,240,000 at an interest rate of 9% at September 30, 1997 and require principal payments of $7,500,000 in 1998, $23,060,000 in 1999 and $5,400,000 in 2000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6. CONTINGENT LIABILITIES

     The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of three municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.

     The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

7. SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1997 and 1996, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                  YEARS ENDED SEPTEMBER 30,
                                        ----------------------------------------------
                                            1997             1996             1995
                                        ------------     ------------     ------------
        ADDITIONAL PAID-IN CAPITAL:
          Beginning balance.........    $280,263,000     $252,876,000     $252,876,000
          Capital contributions
             received...............      28,411,000       27,387,000               --
                                         -----------      -----------      -----------
          Ending balance............    $308,674,000     $280,263,000     $252,876,000
                                         ===========      ===========      ===========
        RETAINED EARNINGS:
          Beginning balance.........     207,002,000      191,346,000      152,088,000
          Net income................      63,126,000       45,056,000       39,258,000
          Dividend paid.............     (25,500,000)     (29,400,000)              --
                                         -----------      -----------      -----------
          Ending balance............    $244,628,000     $207,002,000     $191,346,000
                                         ===========      ===========      ===========
        NET UNREALIZED GAINS/LOSSES
          ON DEBT AND EQUITY
          SECURITIES AVAILABLE FOR
          SALE:
          Beginning balance.........    $ (5,521,000)    $ (5,673,000)    $(24,953,000)
          Change in net unrealized
             gains/losses on debt
             securities available
             for sale...............      57,463,000       (2,904,000)      71,302,000
          Change in net unrealized
             gains/losses on equity
             securities available
             for sale...............         (55,000)       3,538,000       (1,240,000)
          Change in adjustment to
             deferred acquisition
             costs..................     (20,600,000)        (400,000)     (40,400,000)
          Tax effects of net
             changes................     (12,882,000)         (82,000)     (10,382,000)
                                         -----------      -----------      -----------
          Ending balance............    $ 18,405,000     $ (5,521,000)    $ (5,673,000)
                                         ===========      ===========      ===========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7. SHAREHOLDER'S EQUITY (CONTINUED)
can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $25,500,000 and $29,400,000 were paid on April 1, 1997 and March 18, 1996, respectively. No dividends were paid in fiscal year 1995.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1997 was $45,743,000. The statutory net income for the year ended December 31, 1996 was $27,928,000 and for the year ended December 31, 1995 was $30,673,000. The Company's statutory capital and surplus was $325,712,000 at September 30, 1997, $311,176,000 at December 31, 1996 and $294,767,000 at
December 31, 1995.

8. INCOME TAXES

     The components of the provisions for federal income taxes on pretax income consist of the following:

                                             NET REALIZED
                                              INVESTMENT
                                            GAINS (LOSSES)    OPERATIONS       TOTAL
                                            --------------   ------------   ------------
        1997:
        Currently payable.................   $  (3,635,000)  $ 50,828,000   $ 47,193,000
        Deferred..........................      (2,258,000)   (13,766,000)   (16,024,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (5,893,000)  $ 37,062,000   $ 31,169,000
                                              ============   ============   ============
        1996:
        Currently payable.................   $   5,754,000   $ 21,849,000   $ 27,603,000
        Deferred..........................     (10,347,000)     6,996,000     (3,351,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (4,593,000)  $ 28,845,000   $ 24,252,000
                                              ============   ============   ============
        1995:
        Currently payable.................   $   4,248,000   $ 22,980,000   $ 27,228,000
        Deferred..........................      (6,113,000)     4,624,000     (1,489,000)
                                              ------------   ------------   ------------
                  Total income tax
                    expense...............   $  (1,865,000)  $ 27,604,000   $ 25,739,000
                                              ============   ============   ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8. INCOME TAXES (CONTINUED)
     Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                    YEARS ENDED SEPTEMBER 30
                                           -------------------------------------------
                                              1997            1996            1995
                                           -----------     -----------     -----------
        Amount computed at statutory
          rate...........................  $33,003,000     $24,258,000     $22,749,000
        Increases (decreases) resulting
          from:
          Amortization of differences
             between book and tax bases
             of net assets acquired......      666,000         464,000       3,049,000
          State income taxes, net of
             federal tax benefit.........    1,950,000       2,070,000         437,000
          Dividends-received deduction...   (4,270,000)     (2,357,000)             --
          Tax credits....................     (318,000)       (257,000)       (168,000)
          Other, net.....................      138,000          74,000        (328,000)
                                           -----------     -----------     -----------
                  Total income tax
                    expense..............  $31,169,000     $24,252,000     $25,739,000
                                           ===========     ===========     ===========

     For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1997. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                  SEPTEMBER 30,
                                                          -----------------------------
                                                              1997             1996
                                                          -------------    ------------
        DEFERRED TAX LIABILITIES:
        Investments....................................   $  13,160,000    $ 15,036,000
        Deferred acquisition costs.....................     154,949,000     136,747,000
        State income taxes.............................       1,777,000       1,466,000
        Net unrealized gains on debt and equity
          securities available for sale................       9,910,000              --
                                                          -------------    ------------
                  Total deferred tax liabilities.......     179,796,000     153,249,000
                                                          -------------    ------------
        DEFERRED TAX ASSETS:
        Contractholder reserves........................    (108,090,000)    (77,522,000)
        Guaranty fund assessments......................      (2,707,000)     (1,031,000)
        Other assets...................................      (1,952,000)     (1,534,000)
        Net unrealized losses on debt and equity
          securities available for sale................              --      (2,973,000)
                                                          -------------    ------------
                  Total deferred tax assets............    (112,749,000)    (83,060,000)
                                                          -------------    ------------
        Deferred income taxes..........................   $  67,047,000    $ 70,189,000
                                                          =============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


9. RELATED PARTY MATTERS

     The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Advantage Capital Corp. Commissions paid to these broker-dealers totaled $25,492,000 in 1997, $16,906,000 in 1996, and $9,435,000
in 1995. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 36.1%, 38.3%, and 40.6% of premiums in 1997, 1996, and 1995, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 19.2% and 10.1% of premiums in 1997, 19.7% and 10.2% in 1996, and 18.8% and 4.3% in 1995,
respectively.

     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $86,116,000 for the year ended September 30, 1997, $65,351,000 for the year ended September 30, 1996 and $42,083,000 for the year ended September 30, 1995. Such amounts are included in General and Administrative Expenses in the income statement.

     The Parent made capital contributions of $28,411,000 in December, 1996 and $27,387,000 in December 1995 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

     During the year ended September 30, 1995, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000.

     During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market values of $15,776,000 and $15,000, respectively. The Company recorded net gains aggregating $276,000 on such transactions.

     During the year ended September 30, 1997, the Company also purchased certain invested assets from SunAmerica Life Insurance Company and from CalAmerica Life Insurance Company for cash equal to their current market values of $8,717,000 and $284,000, respectively.

     During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market values of $274,000 and $47,321,000, respectively. The Company recorded net losses aggregating $3,000 on such transactions.

     During the year ended September 30, 1996, the Company also purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market values, which aggregated $28,379,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


10. BUSINESS SEGMENTS

     Summarized data for the Company's business segments follow:

                                                        TOTAL
                                                     DEPRECIATION
                                                         AND
                                        TOTAL        AMORTIZATION      PRETAX            TOTAL
                                       REVENUES        EXPENSE         INCOME           ASSETS
                                     ------------    ------------    -----------    ---------------
1997:
Annuity operations................   $332,845,000    $55,675,000     $74,792,000    $12,438,021,000
Broker-dealer operations..........     38,005,000        689,000      16,705,000         51,400,000
Asset management..................     35,661,000     16,357,000       2,798,000         81,518,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $406,511,000    $72,721,000     $94,295,000    $12,570,939,000
                                     ============    ===========     ===========    ===============
1996:
Annuity operations................   $256,681,000    $43,974,000     $53,827,000    $ 9,092,770,000
Broker-dealer operations..........     31,053,000        449,000      13,033,000         37,355,000
Asset management..................     33,047,000     18,295,000       2,448,000         74,410,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $320,781,000    $62,718,000     $69,308,000    $ 9,204,535,000
                                     ============    ===========     ===========    ===============
1995:
Annuity operations................   $211,587,000    $38,350,000     $55,462,000    $ 7,667,946,000
Broker-dealer operations..........     24,194,000        411,000       9,025,000         29,241,000
Asset management..................     34,427,000     24,069,000         510,000         86,510,000
                                     ------------    -----------     -----------    ---------------
          Total...................   $270,208,000    $62,830,000     $64,997,000    $ 7,783,697,000
                                     ============    ===========     ===========    ===============

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                               NOVEMBER 30, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


January 28, 1998


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity)

In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                            VARIABLE SEPARATE ACCOUNT
                (PORTION RELATED TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                NOVEMBER 30, 1997

                                            Growth   International  Growth-Income  Asset Allocation
                                            Series          Series         Series            Series
                                      -------------------------------------------------------------
Assets:
   Investments in Anchor Pathway Fund,
      at market value                 $801,240,368    $223,340,847   $950,430,166      $155,446,290

Liabilities                                      0               0              0                 0
                                      -------------------------------------------------------------

Net Assets                            $801,240,368    $223,340,847   $950,430,166      $155,446,290
                                      =============================================================


Series Without Enhanced Death Benefit:

   Net Assets                         $800,077,413    $223,177,459   $949,065,570      $155,280,217

   Accumulation units outstanding       10,204,566      11,562,592     13,632,089         5,869,579

   Unit value of accumulation units   $      78.39    $      19.34   $      69.61      $      26.46


Series With Enhanced Death Benefit:

   Net Assets                         $  1,162,955    $    163,388   $  1,364,596      $    166,073

   Accumulation units outstanding           14,836           8,450         19,603             6,278

   Unit value of accumulation units   $      78.38    $      19.34   $      69.61      $      26.45


                                                        U.S. Government/         Cash
                                          High-Yield          AAA-Rated    Management
                                         Bond Series  Securities Series         Series              TOTAL
                                      -------------------------------------------------------------------
Assets:
   Investments in Anchor Pathway Fund,
      at market value                   $118,671,479        $81,608,951    $69,225,989    $2,399,964,090

Liabilities                                        0                  0              0                 0
                                      -------------------------------------------------------------------

Net Assets                              $118,671,479        $81,608,951    $69,225,989    $2,399,964,090
                                      ==================================================================


Series Without Enhanced Death Benefit:

   Net Assets                           $118,610,658        $81,535,473    $69,225,989

   Accumulation units outstanding          2,656,533          3,606,704      3,738,705

   Unit value of accumulation units     $      44.64        $     22.61    $     18.51



Series With Enhanced Death Benefit:

   Net Assets                                $60,821            $73,478              $0

   Accumulation units outstanding              1,362              3,251               0

   Unit value of accumulation units          $ 44.64            $ 22.60




                 See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATED TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1997

                                                                Market Value            Market
             Variable Accounts                   Shares            Per Share             Value            Cost
--------------------------------------------------------------------------------------------------------------
             Growth Series                   18,283,134               $43.82    $  801,240,368  $  615,507,721

             International Series            13,727,777                16.27       223,340,847     181,978,762

             Growth-Income Series            25,669,220                37.03       950,430,166     642,904,631

             Asset Allocation Series          9,420,553                16.50       155,446,290     119,669,464

             High-Yield Bond Series           8,447,131                14.05       118,671,479     112,579,118

             U.S. Government/
             AAA-Rated Securities Series      7,350,933                11.10        81,608,951      84,874,652

             Cash Management Series           6,122,294                11.31        69,225,989      68,685,069
                                                                               -------------------------------

                                                                                $2,399,964,090  $1,826,199,417
                                                                               ===============================


                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATED TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 1997


                                                          Growth International  Growth-Income   Asset Allocation
                                                          Series        Series         Series             Series
                                                    ------------------------------------------------------------
Investment income:
   Dividends and capital gains distributions        $122,315,000   $21,590,000   $142,510,000        $20,620,000
                                                    ------------------------------------------------------------

      Total investment income                        122,315,000    21,590,000    142,510,000         20,620,000
                                                    ------------------------------------------------------------

Expenses:
   Mortality risk charge                              (6,373,979)   (2,005,660)    (7,438,727)        (1,233,456)
   Expense risk charge                                (2,788,652)     (877,482)    (3,254,476)          (539,642)
   Distribution expense charge                        (1,195,137)     (376,064)    (1,394,775)          (231,275)
   Enhanced death benefit charge                             (82)          (11)           (76)               (13)
                                                    ------------------------------------------------------------

      Total expenses                                 (10,357,850)   (3,259,217)   (12,088,054)        (2,004,386)
                                                    ------------------------------------------------------------

Net investment income                                111,957,150    18,330,783    130,421,946         18,615,614
                                                    ------------------------------------------------------------

Net realized gains (losses) from securities
    transactions:
      Proceeds from shares sold                      223,591,699    92,140,220    185,649,433         27,269,238
      Cost of shares sold                           (180,484,358)  (71,566,087)  (130,720,188)       (21,701,676)
                                                    ------------------------------------------------------------

Net realized gains (losses) from
   securities transactions                            43,107,341    20,574,133     54,929,245          5,567,562
                                                    ------------------------------------------------------------

Net unrealized appreciation (depreciation)
    of investments:
      Beginning of period                            184,049,658    51,238,847    300,597,522         36,602,837
      End of period                                  185,732,647    41,362,085    307,525,535         35,776,827
                                                    ------------------------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                      1,682,989    (9,876,762)      6,928,013          (826,010)
                                                    ------------------------------------------------------------

Increase in net assets from operations              $156,747,480   $29,028,154    $192,279,204       $23,357,166
                                                    ============================================================



                                                                   U.S. Government/        Cash
                                                     High-Yield          AAA-Rated   Management
                                                    Bond Series  Securities Series       Series             TOTAL
                                                   ---------------------------------------------------------------
Investment income:
   Dividends and capital gains distributions        $12,665,000         $8,435,000   $4,852,000      $332,987,000
                                                   ---------------------------------------------------------------

      Total investment income                        12,665,000          8,435,000    4,852,000       332,987,000
                                                   ---------------------------------------------------------------

Expenses:
   Mortality risk charge                             (1,000,499)          (729,604)    (652,358)      (19,434,283)
   Expense risk charge                                 (437,719)          (319,206)    (285,406)       (8,502,583)
   Distribution expense charge                         (187,594)          (136,802)    (122,317)       (3,643,964)
   Enhanced death benefit charge                             (2)                (9)           0              (193)
                                                   ---------------------------------------------------------------

      Total expenses                                  (1,625,814)       (1,185,621)  (1,060,081)      (31,581,023)
                                                   ---------------------------------------------------------------

Net investment income                                 11,039,186         7,249,379    3,791,919       301,405,977
                                                   ---------------------------------------------------------------

Net realized gains (losses) from securities
    transactions:
      Proceeds from shares sold                       49,924,123        35,719,309  179,935,383       794,229,405
      Cost of shares sold                            (49,081,575)      (37,730,151)(180,776,607)     (672,060,642)
                                                   ---------------------------------------------------------------

Net realized gains (losses) from
   securities transactions                              842,548         (2,010,842)    (841,224)      122,168,763
                                                   --------------------------------------------------------------

Net unrealized appreciation (depreciation)
    of investments:
      Beginning of period                             4,627,362         (1,783,744)    567,969        575,900,451
      End of period                                   6,092,361         (3,265,700)    540,920        573,764,675
                                                   --------------------------------------------------------------

Change in net unrealized appreciation/depreciation
   of investments                                     1,464,999         (1,481,956)    (27,049)        (2,135,776)
                                                   --------------------------------------------------------------

Increase in net assets from operations              $13,346,733         $3,756,581  $2,923,646       $421,438,964
                                                   ==============================================================


                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 1996

                                     Growth    International   Growth-Income    Asset Allocation
                                     Series           Series          Series              Series
                                 --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income          $115,510,986  $ 9,173,233    $65,150,384        $ 14,975,567
   Net realized gains (losses)
      from securities  transactions 44,960,946    6,907,009      39,328,857           5,594,066
   Change in net unrealized
      appreciation/depreciation
      of investments               (71,433,125)  23,858,462      59,111,041           3,942,515
                                 --------------------------------------------------------------

        Increase in net assets
          from operations           89,038,807   39,938,704     163,590,282          24,512,148
                                 --------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold     17,843,677    6,548,080      15,725,475           2,732,107
   Cost of units redeemed         (156,337,476) (47,337,310)   (148,465,506)        (28,024,353)
   Net transfers                   (34,656,167)  21,859,961       6,362,361             232,137
                                 --------------------------------------------------------------

        Decrease in net assets
          from capital
          transactions            (173,149,966) (18,929,269)   (126,377,670)        (25,060,109)
                                 --------------------------------------------------------------

Increase (decrease) in net assets  (84,111,159)  21,009,435      37,212,612            (547,961)
Net assets at beginning of period  897,275,485  228,134,336     882,143,460         153,608,289
                                 --------------------------------------------------------------

Net assets at end of period       $813,164,326 $249,143,771    $919,356,072        $153,060,328
                                  =============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                          310,207      430,428         319,204             138,060
   Units redeemed                   (2,717,251)  (3,026,384)     (2,943,661)         (1,368,513)
   Units transferred                  (660,002)   1,392,908         116,017               7,955
                                 --------------------------------------------------------------

Decrease in units outstanding       (3,067,046)  (1,203,048)     (2,508,440)         (1,222,498)
Beginning units                     15,740,421   15,613,034      18,752,182           7,953,647
                                 --------------------------------------------------------------

Ending units                        12,673,375   14,409,986      16,243,742           6,731,149
                                 ==============================================================


                                                  U.S. Government/         Cash
                                     High-Yield          AAA-Rated   Management
                                    Bond Series  Securities Series       Series          TOTAL
                                   ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income            $12,225,428       $  9,593,056  $  6,222,874 $  232,851,528
   Net realized gains (losses)
      from securities transactions      373,406         (1,677,745)   (1,696,018)    93,790,521
   Change in net unrealized
      appreciation/depreciation
      of investments                  3,547,084         (3,640,867)     (969,539)    14,415,571
                                   ------------------------------------------------------------

        Increase in net assets
          from operations            16,145,918          4,274,444   3,557,317      341,057,620
                                   ------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold       2,228,121          1,424,312     3,872,552     50,374,324
   Cost of units redeemed           (24,728,660)       (25,503,716)  (45,284,698)  (475,681,719)
   Net transfers                     (8,898,289)        (6,280,708)   26,218,823      4,838,118
                                   ------------------------------------------------------------

        Decrease in net assets
          from capital
          transactions              (31,398,828)       (30,360,112)  (15,193,323)  (420,469,277)
                                   ------------------------------------------------------------

Increase (decrease) in net assets   (15,252,910)       (26,085,668) (11,636,006)    (79,411,657)
Net assets at beginning of period   146,590,026        134,938,013  100,872,015   2,543,561,624
                                   ------------------------------------------------------------

Net assets at end of period        $131,337,116       $108,852,345 $ 89,236,009  $2,464,149,967
                                   ============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            61,598             74,200       222,509
   Units redeemed                      (659,399)        (1,232,100)   (2,577,596)
   Units transferred                   (242,416)          (302,844)    1,496,689
                                   ---------------------------------------------

Decrease in units outstanding          (840,217)        (1,460,744)     (858,398)
Beginning units                       4,114,675          6,505,460     5,851,566
                                   ---------------------------------------------

Ending units                          3,274,458          5,044,716     4,993,168
                                   =============================================


                See accompanying notes to financial statements.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 1997

                                       Growth    International  Growth-Income   Asset Allocation
                                       Series           Series         Series             Series
                                     -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income            $ 111,957,150  $ 18,330,783  $ 130,421,946      $ 18,615,614
   Net realized gains (losses)
      from securities
      transactions                     43,107,341    20,574,133     54,929,245         5,567,562
   Change in net unrealized
      appreciation/depreciation
      of investments                    1,682,989    (9,876,762)     6,928,013          (826,010)
                                     -----------------------------------------------------------
      Increase in net assets
         from operations              156,747,480    29,028,154    192,279,204        23,357,166
                                     -----------------------------------------------------------
From capital transactions without
   enhanced death benefit:
      Net proceeds from units sold     12,831,407     5,880,570     13,922,416         2,166,878
      Cost of units redeemed         (161,360,779)  (59,337,362)  (173,358,230)      (28,179,699)
      Net transfers                   (21,309,594)   (1,541,401)    (3,107,592)        4,876,445
                                     -----------------------------------------------------------
        Decrease in net assets       (169,838,966)  (54,998,193)  (162,543,406)      (21,136,376)
                                     -----------------------------------------------------------

From capital transactions with
    enhanced death benefit:
      Net proceeds from units sold            194           167            193                16
      Cost of units redeemed              (39,316)      (12,846)          (671)          (36,585)
      Net transfers                     1,206,650       179,794      1,338,774           201,741
                                     -----------------------------------------------------------
        Increase in net assets          1,167,528       167,115      1,338,296           165,172
                                     -----------------------------------------------------------
      Total decrease in net assets
        from capital transactions    (168,671,438)  (54,831,078)  (161,205,110)      (20,971,204)
Increase (decrease) in net assets     (11,923,958)  (25,802,924)    31,074,094         2,385,962
Net assets at beginning of period     813,164,326   249,143,771    919,356,072       153,060,328
                                     -----------------------------------------------------------
Net assets at end of period         $ 801,240,368  $223,340,847  $ 950,430,166      $155,446,290
                                     ===========================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Series without enhanced death
  benefit:
   Units sold                             186,747       314,590        225,903            90,801
   Units redeemed                      (2,297,524)   (3,095,729)    (2,777,907)       (1,154,224)
   Units transferred                     (358,032)      (66,255)       (59,649)          201,853
                                     -----------------------------------------------------------
Decrease in units outstanding          (2,468,809)   (2,847,394)    (2,611,653)         (861,570)
Beginning units                        12,673,375    14,409,986     16,243,742         6,731,149
                                     -----------------------------------------------------------
Ending units                           10,204,566    11,562,592     13,632,089         5,869,579
                                     ============================================================
Series with enhanced death
  benefit:
   Units sold                                   2             8              3                 1
   Units redeemed                            (529)         (660)           (11)           (1,439)
   Units transferred                       15,363         9,102         19,611             7,716
                                     -----------------------------------------------------------
Increase in units outstanding              14,836         8,450         19,603             6,278
Beginning units                                 0             0              0                 0
                                     -----------------------------------------------------------
Ending units                               14,836         8,450         19,603             6,278
                                     ============================================================


                                                      U.S. Government/         Cash
                                         High-Yield          AAA-Rated   Management
                                        Bond Series  Securities Series       Series         TOTAL
                                      ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income               $ 11,039,186       $  7,249,379  $  3,791,919 $  301,405,977
   Net realized gains (losses)
      from securities
      transactions                          842,548         (2,010,842)     (841,224)   122,168,763
   Change in net unrealized
      appreciation/depreciation
      of investments                      1,464,999         (1,481,956)      (27,049)    (2,135,776)
                                      -------------------------------------------------------------
      Increase in net assets
         from operations                 13,346,733          3,756,581     2,923,646    421,438,964
                                      -------------------------------------------------------------
From capital transactions without
   enhanced death benefit:
      Net proceeds from units sold        1,877,609            790,626     1,788,824     39,258,330
      Cost of units redeemed            (28,666,386)       (25,107,597)  (53,717,792)  (529,727,845)
      Net transfers                         715,689         (6,755,159)   28,995,302      1,873,690
                                      -------------------------------------------------------------
        Decrease in net assets          (26,073,088)       (31,072,130)  (22,933,666)  (488,595,825)
                                      -------------------------------------------------------------

From capital transactions with
    enhanced death benefit:
      Net proceeds from units sold               15                 15             0            600
      Cost of units redeemed                    (34)           (25,968)            0       (115,420)
      Net transfers                          60,737             98,108             0      3,085,804
                                      -------------------------------------------------------------
        Increase in net assets               60,718             72,155             0      2,970,984
                                      -------------------------------------------------------------
      Total decrease in net assets
        from capital transactions       (26,012,370)       (30,999,975)  (22,933,666)  (485,624,841)
Increase (decrease) in net assets       (12,665,637)       (27,243,394)  (20,010,020)   (64,185,877)
Net assets at beginning of period       131,337,116        108,852,345    89,236,009  2,464,149,967
                                      -------------------------------------------------------------
Net assets at end of period            $118,671,479       $ 81,608,951  $ 69,225,989 $2,399,964,090
                                      =============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Series without enhanced death
  benefit:
   Units sold                              45,079               37,070     100,054
   Units redeemed                        (680,389)          (1,160,448) (2,957,589)
   Units transferred                       17,385             (314,634)  1,603,072
                                   -----------------------------------------------
Decrease in units outstanding            (617,925)          (1,438,012) (1,254,463)
Beginning units                         3,274,458            5,044,716   4,993,168
                                   -----------------------------------------------
Ending units                            2,656,533            3,606,704   3,738,705
                                   ===============================================
Series with enhanced death
  benefit:
   Units sold                                   0                    1           0
   Units redeemed                              (1)              (1,154)          0
   Units transferred                        1,363                4,404           0
                                   -----------------------------------------------
Increase in units outstanding               1,362                3,251           0
Beginning units                                 0                    0           0
                                   -----------------------------------------------
Ending units                                1,362                3,251           0
                                   ===============================================


                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The Separate Account is composed of seven variable series (the "Variable Accounts"). Each of the Variable Accounts is invested solely in shares of a designated series of the Anchor Pathway Fund (the "Fund"). The Fund is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in the investment activities of the Fund. The contractholder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. If no election is made, all payments are allocated to the Cash Management Series of the Separate Account. The financial statements include balances allocated by the contractholder to the seven Variable Accounts and do not include balances allocated to the General Account.

   The investment objectives and policies of the seven series of the Fund are summarized below:

   The GROWTH SERIES seeks growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics.

   The INTERNATIONAL SERIES seeks long-term growth of capital. This portfolio invests in securities of issuers domiciled outside the United States.

   The GROWTH-INCOME SERIES seeks growth of capital and income. This portfolio invests primarily in securities which demonstrate the potential for appreciation and/or dividends.

                           VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

   The HIGH-YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

   The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital. This portfolio invests primarily in a combination of (i) securities guaranteed by the U.S. Government and (ii) other debt securities rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment advisor.

   The CASH MANAGEMENT SERIES seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

   Purchases and sales of shares of the series of the Fund are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Fund are recognized at the date of sale and are determined on an average cost basis.

   In October, 1997, the Company began to offer an enhanced death benefit to existing and new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge (Note 2), and therefore in slightly reduced accumulation unit values. The two accumulation unit values for each Variable Account are computed daily based on the total net assets applicable to policies with and without the enhanced death benefit, respectively. The accumulation unit values, the transactions, the number of units and the separate account assets related to policies with and without the enhanced death benefit are shown separately in the fiscal 1997 financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   CONTINGENT DEFERRED SALES CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount equals 10% of the total of purchase payments made more than one year prior to the date of withdrawal. Should a withdrawal exceed the free withdrawal amount, a contingent deferred sales charge of 5% is imposed and paid to the Company on the excess.

   The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which that the lowest (if any) withdrawal charge will apply.

   CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

   TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

   PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2. CHARGES AND DEDUCTIONS (continued)

   PREMIUM TAXES: (Continued)
   surrender, upon death of the contractholder or upon annuitization; however, it reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 3.5%.

   MORTALITY RISK CHARGE: The Company deducts a mortality risk charge, which equals an annual rate of 0.80% of the net asset value of each series, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide a death benefit if the contractholder dies prior to the date annuity payments begin. If the contractholder elects the optional enhanced guaranteed minimum death benefit, the mortality risk premium will equal an annual rate of 0.90% of the net asset value of each series, computed on a daily basis.

   EXPENSE RISK CHARGE: The Company deducts an expense risk charge, which equals an annual rate of 0.35% of the net asset value of each series, computed on a daily basis. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

   DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each series, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming a distribution expense risk due to the guarantee that the contingent deferred sales charge stated in the Contract will not be increased.

   SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3. INVESTMENT IN ANCHOR PATHWAY FUND

   The aggregate cost of the Fund's shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1997 consist of the following:

                                                        Cost of Shares           Proceeds from
   Variable Accounts                                       Acquired                Shares Sold
   -----------------                                   ---------------           ---------------
   Growth Series                                       $  166,877,411             $  223,591,699

   International Series                                    55,639,924                 92,140,220

   Growth-Income Series                                   154,866,270                185,649,433

   Asset Allocation Series                                 24,913,648                 27,269,238

   High-Yield Bond Series                                  34,950,940                 49,924,123

   U.S. Government/AAA-Rated
      Securities Series                                    11,968,714                 35,719,309

   Cash Management Series                                 160,793,636                179,935,383
                                                       ===============            ==============


4. FEDERAL INCOME TAXES

   The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION


Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------

                The following financial statements are included in Part A of the Registration Statement:

                None.


                The following financial statements are included in Part B of the Registration Statement:

                                Consolidated Financial Statements of Anchor
                                National Life Insurance Company for the fiscal year ended September 30, 1997.

                                Financial Statements of Variable Separate
                                Account (Portion Relating to the PATHWAY
                                Variable Annuity) for the fiscal year ended
                                November 30, 1997.


(b)    Exhibits
----------------

(1)            Resolutions Establishing Separate Account......                Filed Herewith
(2)            Custody Agreements.............................                Not Applicable
(3)            (a) Distribution Contract......................                Filed Herewith
               (b) Selling Agreement..........................                Filed Herewith
(4)            Variable Annuity Contract......................                Filed Herewith
(5)            Application for Contract.......................                Filed Herewith
(6)            Depositor - Corporate Documents
               (a) Certificate of Incorporation...............                Filed Herewith
               (b) By-Laws....................................                Filed Herewith
(7)            Reinsurance Contract...........................                Not Applicable
(8)            Fund Participation Agreement...................                Filed Herewith
(9)            Opinion of Counsel.............................                Filed Herewith
               Consent of Counsel.............................                Filed Herewith
(10)           Consent of Independent Accountants.............                Filed Herewith
(11)           Financial Statements Omitted from Item 23......                None
(12)           Initial Capitalization Agreement...............                Not Applicable
(13)           Performance Computations.......................                Not Applicable
(14)           Diagram and Listing of All Persons Directly
               or Indirectly Controlled By or Under Common
               Control with Anchor National Life Insurance
               Company, the Depositor of Registrant...........                Filed Herewith
(15)           Powers of Attorney.............................                Previously Filed
(27)           Financial Data Schedules.......................                Not Applicable





Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

               The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                                      Position
----                                                      --------
Eli Broad                                   Chairman, President and
                                              Chief Executive Officer
Jay S. Wintrob                              Director and Executive
                                              Vice President
Peter McMillan                              Director
James R. Belardi                            Director and Senior Vice President
Jana W. Greer                               Director and Senior Vice President

Lorin M. Fife                               Director, Senior Vice President,
                                              General Counsel and Assistant
                                              Secretary
Susan L. Harris                             Director, Senior Vice President
                                              and Secretary
Scott L. Robinson                           Director and Senior Vice President
James W. Rowan                              Director and Senior Vice President
N. Scott Gillis                             Senior Vice President and
                                              Controller
Edwin R. Reoliquio                          Senior Vice President and Chief
                                              Actuary
Victor E. Akin                              Senior Vice President
Scott H. Richland                           Vice President and Treasurer
J. Franklin Grey                            Vice President
Keith B. Jones                              Vice President
Michael Lindquist                           Vice President
Edward P. Nolan*                            Vice President
Greg Outcalt                                Vice President
------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525


Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

               The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners
------------------------------------


               As of November 30, 1997, the number of Contracts funded by the Variable Separate Account was 44,912, of which 22,140 were owners of Qualified Contracts and 22,772 were owners of Non-Qualified Contracts.



Item 28.  Indemnification
-------------------------

               None.


Item 29.   Principal Underwriter
--------------------------------

               SunAmerica Capital Services, Inc. serves as distributor to the Registrant.


               Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


               Name                                                     Position with Distributor
               ----                                                     -------------------------

               J. Steven Neamtz                                         Director and President
               Robert M. Zakem                                          Director, Executive Vice
                                                                          President and Assistant
                                                                          Secretary
               Peter Harbeck                                            Director
               Gary W. Krat                                             Director
               Enrique Lopez-Balboa                                     Vice President
               Steven Rothstein                                         Treasurer
               Susan L. Harris                                          Secretary
               Lorin M. Fife                                            Assistant Secretary


                             Net
                             Distribution                 Compensation

Name of                  Discounts and      on Redemption        Brokerage
Distributor              Commissions        Annuitization        Commission   Commissions*
------------             --------------     -------------        -----------  ------------
SunAmerica               None                None                 None         None
 Capital
 Services, Inc.


------------------

* Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.   Location of Accounts and Records
--------------------------------------------

               Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

               State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services
-----------------------------

               Not Applicable.


Item 32.  Undertakings
----------------------

               Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


               Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company and
(2) reasonable in amount as compared with other variable annuity products. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.



Item 33.  Representation
------------------------

               The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's
         Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


               As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 28th day of January, 1998.


                                VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                            (Depositor)


                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        Executive Vice President


                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                    (Depositor, on behalf of itself and
                                    Registrant)


                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        Executive Vice President








               As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                TITLE                        DATE


ELI BROAD*                         President, Chief
------------------------           Executive Officer and
Eli Broad                          Chairman  of the Board
                                   (Principal Executive
                                   Officer)


SCOTT L. ROBINSON*                 Senior Vice President
------------------------           and Director
Scott L. Robinson                  (Principal Financial
                                   Officer)


N. SCOTT GILLIS*                   Senior Vice President
------------------------           and Controller
N. Scott Gillis                    (Principal Accounting
                                   Officer)


JAMES R. BELARDI*                  Director
------------------------

James R. Belardi


LORIN M. FIFE*                     Director
------------------------
Lorin M. Fife



JANA W. GREER*                     Director
------------------------
Jana W. Greer







/S/ SUSAN L. HARRIS                Director                  January 28, 1998
------------------------
Susan L. Harris



PETER MCMILLAN*                    Director
------------------------
Peter McMillan



JAMES W. ROWAN*                    Director
------------------------
James W. Rowan



JAY S. WINTROB*                    Director
------------------------
Jay S. Wintrob




* By: /S/ SUSAN L. HARRIS          Attorney-in-Fact
     ----------------------
      Susan L. Harris


Date:  January 28, 1998

                                  EXHIBIT INDEX




Exhibit                Description
-------                -----------

(1)                    Resolution Establishing Separate Account

(3)(a)                 Distribution Agreement

(3)(b)                 Selling Agreement

(4)                    Variable Annuity Contract

(5)                    Application for Contract

(6)(a)                 Certificate of Incorporation

(6)(b)                 By-Laws

(8)                    Fund Participation Agreement

(9)                    Opinion of Counsel
                       Consent of Counsel

(10)                   Consent of Independent Accountants

(14)                   Diagram and Listing of All Persons
                       Directly or Indirectly Controlled
                       By or Under Common
                       Control with Anchor National
                       Life Insurance Company, the
                       Depositor of Registrant